[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

AGREEMENT TO LEASE
THIS AGREEMENT TO LEASE (this “Agreement”) is made as of August 29, 2011, by and between THRIFTY OIL CO., a California corporation (“Thrifty”), the undersigned “THRIFTY AFFILIATES”, and TESORO REFINING AND MARKETING COMPANY, a Delaware corporation (“Tenant”). Thrifty, the Thrifty Affiliates and Tenant are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
R E C I T A L S
A.    Thrifty and the “Thrifty Affiliates” listed on Exhibit N are in the business of owning and leasing retail gasoline facilities in California, and desire to lease certain of those facilities to Tenant. Tenant desires to lease certain of those facilities from Thrifty or the respective Thrifty Affiliate. Tenant understands and acknowledges that all of the facilities are currently leased to another lessee. The Thrifty Affiliates are parties to this Agreement.
B.    Prior to the execution of this Agreement, Tenant has had the opportunity to review the information, documents and materials with regard to each “Property” (as defined in Section 1.1 below) in Thrifty’s electronic data room (the “Data Room”) and on geotracker.com.
C.    Thrifty, or the respective Thrifty Affiliate owning or ground leasing the respective Property, and Tenant now desire to enter into this Agreement, on the terms and conditions more particularly set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Parties, the Parties mutually covenant and agree as follows:
1.Agreement to Lease Properties.
1.1    Thrifty’s Agreement to Lease. Subject to the terms and conditions set forth in this Agreement, Thrifty shall lease or cause each Thrifty Affiliate that owns a Property to lease to Tenant each of the retail gasoline facilities listed on Exhibit A attached hereto, including all improvements, fixtures, equipment and personal property described in the categories listed on Exhibit B (individually a “Property”, and collectively the “Properties”) on the terms and conditions set forth in the form of Lease attached hereto as Exhibit C (the “Lease”). For each of the Properties, Exhibit A contains the Station number, address, name of the landlord, the “Initial Base Rent” and the "Anticipated Commencement Date” (as such terms are defined in the Lease). The Lease for each particular Property shall be completed by filling in the various blanks in the form Lease with the information contained in Exhibit A, as such information may be modified pursuant to the terms of this Agreement. All capitalized terms used in this Agreement, but not defined in this Agreement, shall have the meanings ascribed to them in the Lease.

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

1.2    Tenant’s Agreement to Lease. Subject to the terms and conditions of this Agreement, Tenant shall lease from Thrifty or the respective Thrifty Affiliate each of the Properties on the terms and conditions set forth in this Agreement and in each particular Lease.
1.3    Execution of Lease and Memorandum. Subject to the terms and conditions of this Agreement, the Lease for each Property shall be executed at least one hundred twenty (120) days prior to the Anticipated Commencement Date for the particular Property, with a “Memorandum” (as defined in Section 25.30 of the Lease) in the form attached hereto as Exhibit D to thereafter be recorded as provided in Section 25.30 of the Lease.
1.4    Deletion of Properties by Tenant. Tenant shall have the right, in its sole discretion, to delete up to twenty (20) Properties from Exhibit A (a “Tenant Deleted Property” and, collectively, “Tenant Deleted Properties”) by written notice to Thrifty at least ninety (90) days prior to the Anticipated Commencement Date for the particular Property. No Lease shall be entered into thereafter with regard to a Tenant Deleted Property and any Lease previously entered into with regard to a Tenant Deleted Property shall automatically terminate.
1.4.1.    Thrifty or the applicable Thrifty Affiliate shall diligently endeavor to lease each Tenant Deleted Property to a third-party acceptable to Thrifty or the applicable Thrifty Affiliate in its sole discretion on terms and conditions acceptable to Thrifty or the applicable Thrifty Affiliate in its sole discretion.
1.4.2.    With respect to the ten-year period following the Anticipated Commencement Date for each Tenant Deleted Property, Tenant shall reimburse Thrifty or the applicable Thrifty Affiliate, on a monthly basis, for [**REDACTED**]. Tenant’s obligations under this Section 1.4.2 shall immediately terminate if Thrifty or the applicable Thrifty Affiliate begins to directly operate the Tenant Deleted Property for any purpose; provided that if Thrifty or the applicable Thrifty Affiliate directly operates the Tenant Deleted Property for no more than [**REDACTED**] in any calendar year in order to preserve any Permit, then Tenant’s obligations under this Section 1.4.2 shall not terminate, [**REDACTED**]. For purposes of this Agreement and the Exhibits attached hereto, the term “real property taxes” shall mean, subject to Section 11(b) of the Lease, all taxes and charges shown on the annual “Secured Property Tax Bill” issued by the County Assessor with regard to the Real Property, including but not limited to real estate taxes and ad valorem taxes (including general and special assessments and special assessment district payments), and improvement bonds. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
1.4.3.    Tenant shall also reimburse Thrifty for [**REDACTED**]; provided that such obligation of Tenant shall end if and when Thrifty leases the particular Tenant Deleted Property to a third-party for Fuel operations or Thrifty or the applicable Thrifty Affiliate itself commences operation of the particular Tenant Deleted Property for Fuel operations. [**CONFIDENTIAL TREATMENT

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
1.5    Inspection of Properties.
1.5.1.    At least one hundred eighty (180) days before (but not more than two hundred seventy (270) days before) the Anticipated Commencement Date for each Property, one or more third party inspectors agreeable to both parties shall inspect each of the Properties and shall specify any instance in which any Property (i) is not in good working order and repair or (ii) is not in compliance with all Requirements (a “Defective Condition” or, collectively, “Defective Conditions”). Tenant shall provide Thrifty with a list of potential inspectors satisfactory to Tenant, and Thrifty shall select the actual inspectors to perform such inspections from such list. Thrifty shall assure that the inspectors have adequate access to the Properties to perform such inspections, and Thrifty and Tenant shall cooperate with each other with regard to such inspections. Thrifty shall be responsible for the correction of any Defective Conditions and shall use commercially reasonable efforts to correct any such Defective Condition (and to complete any work required under Section 2.3 hereof) prior to the Anticipated Commencement Date for the particular Property. The inspectors shall make a follow-up inspection of each Property immediately before the Anticipated Commencement Date for each Property to identify any Defective Conditions that still require correction, subject to reasonable wear and tear between the first and follow-up inspections. Thrifty shall diligently pursue correction of any Defective Condition identified by such follow-up inspection to completion (including work required after the Commencement Date). The cost of the inspections shall be [**REDACTED**]. The inspections shall include compilation of a list of the type and age of all Dispensers. Upon completion by Thrifty of the work required to correct all Defective Conditions at a Property, Thrifty shall thereafter have no further obligation to correct defects (structural or otherwise) with respect to such Property, except as otherwise provided in Section 2 and 3 hereof and Articles 10 and 23 of the Lease. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
1.5.2.    If despite commercially reasonable efforts by Thrifty, any Defective Condition has not been corrected prior to the Anticipated Commencement Date (or any work required under Section 2.3 hereof has not been completed prior to the Anticipated Commencement Date), then Tenant shall not have the right to defer the Commencement Date for the particular Property. Thrifty shall diligently complete any work required to correct such Defective Condition (or complete any repairs required under Section 2.3 hereof) following the Commencement Date in such manner as minimizes interference with Tenant’s business on the Property. If such work nevertheless interferes with Tenant’s operations on the Property, and [**REDACTED**], then, until all such work is completed by Thrifty, the Base Rent for the particular Property for the particular month shall be reduced by [**REDACTED**]. For example, [**REDACTED**], the Base Rent for the particular Property for that month shall be reduced by [**REDACTED**], and this process shall continue each month until Thrifty completes the required work. [**CONFIDENTIAL TREATMENT REQUESTED

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
1.6    Review Process. The Parties agree to the provisions set forth in Exhibit Q hereto.
2.Thrifty Covenants.
2.1    Notice of Violation. During the period from the date hereof until the respective Commencement Date of each particular Lease, Thrifty agrees that if Thrifty or a Thrifty Affiliate becomes aware of or receives a written notice (a “Notice of Violation”) from the present lessee or a “Responsible Government Agency” stating that the Property, any operation at the Property or any equipment at the Property is in violation of any “Requirement” (as such terms are defined in the Lease), or if Thrifty or a Thrifty Affiliate discovers or becomes aware of any condition that constitutes a violation of any Requirement, Thrifty or the Thrifty Affiliate shall promptly provide a copy thereof to Tenant, or notify Tenant, as applicable, and shall promptly undertake such action as necessary to correct such violation.
2.2    Property Physical Condition. Subject to the provisions of Section 1.5.1 above and Section 2.3 below and to the provisions of the particular Lease, Thrifty covenants that as to each Property, it or the respective Thrifty Affiliate shall deliver possession of the particular Property to Tenant on the Commencement Date provided for in the particular Lease in good working order and repair, subject to reasonable wear and tear, and in compliance with all Requirements.
2.3    Repair of Damage. If a Property should suffer damage beyond reasonable wear and tear between the date hereof and the Commencement Date, Thrifty or the applicable Thrifty Affiliate shall promptly undertake the repair of such damage and shall diligently pursue such repairs to completion (including any such repairs that may be required after the Commencement Date). For purposes of this Section 2.3, “damage” shall not include any Release or Corrective Action. Thrifty or the applicable Thrifty Affiliate shall retain the risk of loss or damage with respect to each Property until the Commencement Date of the Lease for each Property.
2.4    Improvements, Fixtures and Personal Property. Attached as Exhibit E hereto is a list of the categories of improvements, fixtures and personal property at each of the Properties which are not owned by Thrifty or a Thrifty Affiliate and will be removed prior to the Commencement Date, if requested by Tenant. Thrifty shall assure that any damage to the Property occasioned by the removal of the specified improvements, fixtures and personal property shall be repaired prior to the Commencement Date. Except as specified on Exhibit E, all real property improvements and fixtures (including without limitation all sign poles and sign frames) now present at the Properties shall remain on the Properties as of the Commencement Date and shall be leased to Tenant pursuant to the Lease.
2.5    Access Agreement. Attached hereto as Exhibit F is a list of all access agreements between Thrifty (or the applicable Thrifty Affiliate) and any person

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with a right of access granted by Thrifty (or the applicable Thrifty Affiliate) to enter any of the Properties. Thrifty (or the applicable Thrifty Affiliate) shall use reasonable efforts to cause Tenant to be added as an additional insured to the insurance required under any such access agreement(s), if any. To the extent Thrifty or the applicable Thrifty Affiliate enters into an access agreement for any Property after the date of this Agreement, Thrifty shall ensure Tenant is added as an additional insured to the insurance required under such access agreement, if any, and Thrifty shall notify Tenant and provide Tenant with a copy of such access agreement. To the extent Tenant is required to perform Corrective Action at any Property at the expiration or earlier termination of the Term at such Property, Thrifty shall ensure that Tenant is provided such access in any future leases for the Property.
2.6    Disclosure Materials. Thrifty shall continuously update Disclosure Materials for each Property until the Commencement Date for each Lease.
2.7    Thrifty Partial Reimbursement Cost of Required Alterations and Structural Repairs. The Leases provide that Tenant shall be primarily responsible for any Required Alterations during the Term of the Leases and for any structural repairs or replacements of the type described in Exhibit G hereto (“Structural Repairs”) to the Property which may be required during the Term. For purposes of this Section 2.7, “Required Alterations” do not include any Alterations which may be required with regard to Underground Tank Systems during the Term (but “Required Alterations” do include any Alterations, improvements or replacements which may be required with regard to Dispensers) and “Structural Repairs” shall not include any repairs or replacements which may be required with regard to Underground Tank Systems. Thrifty agrees to reimburse Tenant for a portion of the cost of such Required Alterations and Structural Repairs (collectively, the “Reimbursement Items”), as follows:
2.7.1.    Tenant shall be solely responsible for the first [**REDACTED**] in the aggregate spent on Reimbursement Items with regard to all of the Properties. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
2.7.2.    Thereafter, Thrifty shall reimburse Tenant, within [**REDACTED**] of Thrifty’s receipt of Tenant’s invoice therefor, for [**REDACTED**] of any costs incurred by Tenant for Reimbursement Items above [**REDACTED**]; provided that in no event shall the aggregate amount reimbursed by Thrifty to Tenant under this Section 2.7 exceed [**REDACTED**]. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
2.7.3.    Thrifty shall have the right to audit the costs of all Reimbursement Items.
2.8    Improvements to the Properties by Thrifty.    During the first two years after the Commencement Date of the Lease for the applicable Properties, Tenant may, by written notice to Thrifty, identify up to thirty-five (35) Properties at which Tenant wishes Thrifty to make improvements, on the following terms and conditions:

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2.8.1.    Tenant’s notice to Thrifty shall include a description of the scope of work, preliminary drawings, and the estimated cost for such improvements. Thrifty, or the applicable Thrifty Affiliate, shall approve such scope of work unless it has reasonable grounds to object to the terms thereof, in which event Thrifty and Tenant will negotiate in good faith with the goal of resolving such objections. The work shall be limited to convenience store construction, remodeling or expansion, or the construction, remodeling or expansion of another alternative profit center such as a car wash or co-branded quick service restaurant (i.e., the work shall not include improvement to the Fuel facilities, environmental equipment or remediation, or furniture, fixtures and equipment). When all necessary permits for such work have been obtained, Tenant shall enter into a fixed price contract for such work with a contractor selected by Tenant with Tenant being responsible for the supervision of the work. Thrifty will promptly reimburse Tenant for all payments made by Tenant to the contractor, subject to the limitations set forth in this Section 2.8. The work must commence within two (2) years after the Commencement Date of the Lease for the particular Property.
2.8.2.    In no event will the cost of such improvements exceed [**REDACTED**] for any particular Property unless Tenant agrees to pay to the contractor any sums due with regard to such improvements in excess of [**REDACTED**]. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
2.8.3.    The total amount invested by Thrifty and the Thrifty Affiliates under this Section 2.8 with regard to all Properties shall not exceed [**REDACTED**]. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
2.8.4.    All such improvements shall be owned by Thrifty or the applicable Thrifty Affiliate.
2.8.5.    Following the earlier of (i) completion of such improvements or (ii) that date which is six (6) months after the first payment by Thrifty under this Section 2.8 with regard to the particular Property, the annual Base Rent for the particular Property shall immediately increase by an amount equal to [**REDACTED**]. The portion of the total Base Rent attributable to such improvements shall not be increased under Section 4.2 of the Lease. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
2.8.6.    For the avoidance of doubt, the Parties acknowledge that the provisions of this Section 2.8 will not apply to any amounts paid by Thrifty under Section 2.7.
2.9    Guaranties. Thrifty shall guarantee to Tenant the performance, obligations and liabilities of each Thrifty Affiliate, except Best California Gas, LTD (“Best”) and Mustang Realty, LLC (“Mustang”), under this Agreement and each Lease

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

entered into with Tenant pursuant to a guaranty in the form of Exhibit O hereto to be executed and delivered promptly following the execution of this Agreement. Thrifty hereby certifies to Tenant that the net equity value of Thrifty (based upon the fair market value of its properties) currently exceeds [**REDACTED**]. Thrifty hereby represents and warrants to Tenant that the combined net equity value of Best and Mustang (based upon the fair market values of their properties) currently exceeds [**REDACTED**] and that such combined net equity value of Best and Mustang (based upon the fair market values of their properties) shall be maintained at a level in excess of [**REDACTED**] for the full Term of any Lease entered into by Best or Mustang with Tenant pursuant to this Agreement; and Thrifty shall indemnify, defend and hold harmless Tenant from any loss or liability as a result of the combined net equity value of Best and Mustang falling below such [**REDACTED**] dollar level during the Term of any such Lease. Best and Mustang shall each guaranty the other’s performance, obligations and liabilities to Tenant under Articles 10 and 23 of any Lease entered into by Best or Mustang with Tenant pursuant to a guaranty in the form attached hereto as Exhibit P to be executed concurrently with the first Lease entered into between Tenant and Best or Mustang. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
2.10    Condemnation Prior to the Commencement Date. If any portion of any of the Properties is taken under power of eminent domain, or sold, transferred or conveyed in lieu thereof (whether pursuant to any of the pending or potential actions identified in Exhibit H or otherwise) prior to the Commencement Date for the particular Property, then the following shall apply:
2.10.1.    If the entirety of the Property shall be taken under power of eminent domain, or sold, transferred or conveyed in lieu thereof, then the particular Property shall be deleted from this Agreement and any Lease of the particular Property entered into pursuant hereto shall automatically terminate.
2.10.2.    If (a) thirty percent (30%) or more (but less than the entirety) of the surface area of the particular Property, or (b) a portion (but less than the entirety) of the Property, the loss of which adversely affects the operations of Tenant thereon, as reasonably determined by Tenant (including, without limitation, any impairment of access to the Real Property from all adjacent public streets), shall be taken under power of eminent domain, or sold, transferred or conveyed in lieu thereof, then Tenant shall have the right, by written notice to Thrifty, to delete the particular Property from this Agreement and to terminate any Lease of the particular Property entered into pursuant hereto.
2.10.3.    For any partial taking not covered by Section 2.10.2, or if Tenant does not elect to exercise any right Tenant may have to delete the particular Property from this Agreement pursuant to Section 2.10.2, the Base Rent for the particular Property shall be reduced in the proportion that the taking impairs the operation of the Property as a retail Fuel station and, if it was so used, as a convenience store, as reasonably determined by Thrifty and Tenant. If Thrifty and Tenant cannot agree upon an appropriate reduction in the Base Rent for the particular Property within thirty (30) days after such taking, then Tenant shall have the right, by written notice to Thrifty, to delete

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the particular Property from this Agreement and to terminate any Lease of the particular Property entered into pursuant hereto.
2.11    Nonconforming Properties. Exhibit S lists those five (5) Properties where Tenant will be leasing only a portion of the real property owned by Thrifty or the applicable Thrifty Affiliate (a “Nonconforming Property” or collectively the “Nonconforming Properties”). Exhibit S also contains a site plan showing the location of the retail Fuel station portion intended to be leased to Tenant on each of the Nonconforming Properties (the “Fuel Station Portion”). With respect to those Nonconforming Properties, the Parties hereby agree as follows:
2.11.1.    Unless Thrifty or the applicable Thrifty Affiliate is able to satisfy Tenant, in Tenant’s sole discretion, by September 15, 2011, that Tenant’s rental of just the Fuel Station Portion of a particular Nonconforming Property is not a violation of the California Subdivision Map Act and similar laws or regulations (collectively, the “Map Act”), then as to those Nonconforming Properties for which Tenant remains unsatisfied (the “Remaining Nonconforming Properties”), Thrifty or the applicable Thrifty Affiliate shall promptly thereafter use its best efforts to proceed and undertake, at no cost to Tenant, all actions reasonably necessary, including processing and seeking to obtain the requisite approvals from the applicable governmental agencies, to obtain a lot split and/or new parcel map or other legal solution (collectively the “Lot Split”), so that Tenant’s rental of the Fuel Station Portion of each of the Remaining Nonconforming Properties will not be a violation of the Map Act. Throughout the course of the process for any Lot Split, Thrifty shall keep Tenant apprised in a timely manner of Thrifty’s or the Thrifty Affiliate’s continuing efforts to obtain the Lot Split for the Remaining Nonconforming Properties, and Thrifty shall send to Tenant on a prompt basis copies of all written communications with the applicable governmental authority in connection with the Lot Split process.
2.11.2.    Notwithstanding the provisions of Section 2.11.1 above, the Parties acknowledge that some or all of the Remaining Nonconforming Properties may not qualify for a Lot Split and therefore the applicable governmental authority may not approve a Lot Split, notwithstanding Thrifty’s or the Thrifty Affiliate’s best efforts. In each such circumstance, Thrifty or the Thrifty Affiliate shall provide written notice to Tenant indicating the reasons why the particular Remaining Nonconforming Property will not qualify for a Lot Split, and Thrifty or the Thrifty Affiliate shall then have no further obligation to proceed with the Lot Split process for those particular Remaining Nonconforming Properties. Any such notice must be provided to Tenant no later than November 15, 2011.
2.11.3.    Notwithstanding the provisions of Section 2.11.1 above, the Parties further acknowledge that certain pre-conditions or requirements that may be imposed on Thrifty or the Thrifty Affiliate to obtain a Lot Split for any of the Remaining Nonconforming Properties may be deemed unreasonably burdensome or uneconomic by Thrifty or the Thrifty Affiliate (e.g., a condition or restriction or payment sought by a governmental authority or third party as a condition to its Lot Split consent or approval, or the possibility that not all material conditions, restrictions and payments to be sought by a governmental authority or third party have been made known to Thrifty or the Thrifty

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Affiliate by November 15, 2011). In any such circumstance, Thrifty or the Thrifty Affiliate shall provide written notice to Tenant setting forth the details regarding the pre-conditions or requirements sought to be imposed by the governmental authority or private party that Thrifty or the Thrifty Affiliate deems unreasonably burdensome or uneconomic, and Thrifty or the Thrifty Affiliate shall then have no further obligation to continue with the Lot Split process for those particular Remaining Nonconforming Properties. Any such notice must be provided to Tenant no later than November 15, 2011. (Remaining Nonconforming Properties for which Thrifty or the applicable Thrifty Affiliate have provided written notice to Tenant under Sections 2.11.2 or 2.11.3 are hereafter referred to individually as a “Leaseback Property,” and collectively as the “Leaseback Properties.”)
2.11.4.    Thrifty or the Thrifty Affiliate shall, if Tenant elects to do so in Tenant’s sole discretion, enter into agreements (the “Leaseback Agreement”) with Tenant with regard to any or all of the Remaining Nonconforming Properties on the general terms and conditions set forth in Exhibit T (“Leaseback Arrangement”) and Exhibit U (“Reciprocal Easements”) hereto (and such other terms reasonably satisfactory to Thrifty or the Thrifty Affiliate and Tenant) and shall provide to Tenant a reasoned legal opinion from the law firm of Glaser, Weil, Fink, Jacobs, Howard, Avchen & Shapiro, LLP (“Glaser Weil”), in form and content acceptable to Tenant in Tenant’s sole discretion, opining that the Leaseback Arrangement with respect to the Remaining Nonconforming Properties is not in violation of the Map Act, which draft of the opinion letter shall be delivered to Tenant on or before November 15, 2011 (but Tenant understands that Glaser Weil shall have the right to decide in its sole discretion that it is unwilling to deliver such a legal opinion to Tenant). If Tenant, in Tenant’s sole discretion, elects not to enter into such agreements with Thrifty or the applicable Thrifty Affiliate, then Tenant shall have the right to delete any or all of the Remaining Nonconforming Properties from this Agreement by giving written notice of such election to Thrifty on or before November 28, 2011.
2.11.5.    With regard to any Remaining Nonconforming Properties that Tenant has not elected to delete from this Agreement to Lease on or before November 28, 2011 pursuant to its rights under Section 2.11.4 above, Thrifty or the applicable Thrifty Affiliate shall diligently prosecute the Lot Split process to completion for those Remaining Nonconforming Properties other than the Leaseback Properties, but any lack of completion of the Lot Split process by the Commencement Date thereof shall not serve to postpone or defer the Commencement Date. If the Lot Split process has not been completed by the Anticipated Commencement Date for the particular Remaining Nonconforming Property, then Thrifty or the applicable Thrifty Affiliate and Tenant shall enter into the Leaseback Agreement for such Remaining Nonconforming Property until the Lot Spilt process is completed.
3.Thrifty Representations and Warranties. Thrifty hereby represents and warrants to Tenant that as of the date hereof and as of the Commencement Date of each Lease:
3.1    Corporate Organization. Thrifty and each Thrifty Affiliate is either a corporation, limited liability company or partnership, as the case may be, and each is duly organized, validly existing and in good standing under the laws of its respective state

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of formation, and has the full power and authority to carry on its respective business as it is now being conducted and to own the properties and assets that it now owns.
3.2     Authorization. Thrifty and the Thrifty Affiliates have the full power and authority to enter into and to carry out their obligations under this Agreement and the Leases. No other corporate or similar proceedings on the part of Thrifty or the Thrifty Affiliate are necessary to authorize the execution and delivery of this Agreement and the performance by Thrifty or the Thrifty Affiliate of their obligations under this Agreement and the Leases.
3.3    No Violation. Neither the execution and delivery of this Agreement nor the performance by Thrifty and the Thrifty Affiliates of their obligations hereunder, nor the consummation of the leasing and related transactions provided for and involving Thrifty and the Thrifty Affiliates under this Agreement, will: (a) violate any provision of the formation documents of Thrifty or any Thrifty Affiliates, or (b) violate, or be in conflict with, or constitute a default under or permit the termination of, or cause the acceleration of the maturity of any debt or obligation of Thrifty or any Thrifty Affiliate, which violation, conflict, default, termination or acceleration, individually or in the aggregate with all other such violations, conflicts, defaults, terminations and accelerations, would have a material adverse effect on the ability of Thrifty or any of the Thrifty Affiliates to perform their obligations under this Agreement and the Leases.
3.4    Litigation. Except as set forth on Exhibit H, there is no action, proceeding or investigation as to which Thrifty or any Thrifty Affiliate has been served or, to “the actual knowledge of Thrifty” (as defined below), threatened against Thrifty or a Thrifty Affiliate, or any Property, including without limitation any condemnation action or proceeding, before any court, arbitrator or administrative or governmental body, which may, if decided adversely, have a material adverse effect on such Thrifty entity or materially impair the ability of the same to perform its obligations under this Agreement or the Lease or impair the ability of Tenant to operate such Property in the manner contemplated under the applicable Lease. As used in this Agreement, the terms “actual knowledge of Thrifty” or the “knowledge” of or attributable to Thrifty shall mean the actual knowledge, without independent inquiry or any investigation whatsoever, of (i) Barry Berkett, (ii) Moshe Sassover, (iii) Robert Flesh, and (iv) Chris Panaitescu, Sr.
3.5    Property Owner. Thrifty or the applicable Thrifty Affiliate is the fee owner of each of the respective Properties except for those Properties as to which Thrifty is the ground lessee, in which case the remaining term of the ground lease exceeds the Term of the applicable Lease. As to the ground leased Properties, Thrifty is the ground lessee thereof and has the authority under the ground lease to enter into this Agreement and the Lease. Those Properties subject to a ground lease and term of such ground lease are set forth in Exhibit I hereto (individually a “Ground Lease Property”, and collectively, the “Ground Lease Properties”). For purposes of this Agreement, the terms “lease”, “leased”, “own” or similar phrasing, shall mean “sublease”, “subleased” or “ground leased”, as the case may be, for a Ground Lease Property. Prior to the applicable Commencement Date, Thrifty shall endeavor to deliver to Tenant an estoppel certificate from the ground lessor of any such Ground Lease Properties in the form attached hereto as Exhibit J, certifying the term of the ground lease and that Thrifty (or the Thrifty Affiliate)

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

is not then in default under the ground lease. In the event that Thrifty is unable to deliver an estoppel certificate from the ground lessor, Thrifty shall be entitled to sign an estoppel certificate for such Ground Lease Property in a form similar to Exhibit J (the “Thrifty Estoppel Certificate”) and, to the extent that Thrifty does so deliver to Tenant any such Thrifty Estoppel Certificate with respect to a ground lease, Thrifty shall be deemed to have delivered an estoppel certificate for such ground lease satisfying the requirements set forth in this Section 3.5. Thrifty’s liability under each Thrifty Estoppel Certificate shall expire and be of no further force or effect, and Thrifty shall have no further liability thereunder, in the event that Tenant thereafter receives an estoppel certificate from the applicable lessor.
3.6    Improvements and Equipment. To the actual knowledge of Thrifty, Exhibit K provides a list of the type of Underground Tank System and number of underground storage tanks at each of the Properties covered by this Agreement. Other than as disclosed in the Data Room, Thrifty has no pending (i.e., unresolved) written notice that any of the improvements, fixtures and personal property at each Property, including, but not limited to, the Underground Tank Systems and Dispensers, on the Properties are not in good working order and repair, and are not structurally sound. Thrifty and all applicable Thrifty Affiliates have complied with any and all requirements (including all injunctive relief) imposed as a result of the settlement of the People of Orange County v. Arco, et al. matter (“Settlement”).
3.7    Compliance with Law. Except as disclosed in the Data Room, neither Thrifty nor any Thrifty Affiliate has received any pending (i.e., unresolved) written notice that any of the Properties has not been operated in accordance with all applicable Requirements or that any of the Properties do not currently have all “Permits” (as defined in the Lease) for operation of the Properties in the manner contemplated by Lease. Except as disclosed in the Data Room, there are no outstanding Notices of Violation with regard to any of the Properties or non-compliance with any and all additional requirements imposed as a result of the Settlement. To the actual knowledge of Thrifty, except as disclosed in the Data Room, there are no Claims, Permits, obligations or demands by any Responsible Governmental Agency or any third party that would require Tenant to perform any work whatsoever beyond or in addition to any work required by the applicable Requirements, including, but not limited to, any Corrective Action, repair, replacement, maintenance, monitoring, construction or reporting. Except as disclosed in the Data Room, to the actual knowledge of Thrifty, all of the Underground Storage Tank Systems and Dispensers at such Property comply with all applicable Requirements.
3.8    Encumbrances. As of the Commencement Date, Thrifty’s or the Thrifty Affiliates’ interest in each of the Properties (whether a fee or leasehold interest) shall not be subject to any mortgage, deed of trust, lien or any other monetary encumbrance, except for non-delinquent general, special or supplemental taxes, bonds or assessments. Any future deed of trust or other encumbrance placed by Thrifty or a Thrifty Affiliate on a Property shall comply with the applicable provisions of the Lease (including but not limited to Article 18).
3.9    Permits. To the extent any Permit is transferable, Thrifty or the applicable Thrifty Affiliate shall use all reasonable efforts, but without any obligation to

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

incur costs or expenses therewith, to cause the current tenant to transfer such Permit to Tenant on the Commencement Date or as soon thereafter as is practical.
3.10    Corrective Action. Thrifty, a Thrifty Affiliate, or a prior owner or operator is currently performing Corrective Action (as defined in the Lease) or is under an obligation imposed by a Responsible Government Agency or the Settlement to undertake Corrective Action at all Properties identified on Exhibit L. Thrifty has no knowledge of any reportable Release which is not or has not been the subject of Corrective Action. Thrifty shall promptly notify Tenant, to the extent Thrifty has knowledge, of any Release that occurs and/or Corrective Action that may be required between the date hereof and the Commencement Date of the applicable Lease.
3.11    Operations. The tenant or occupant of each of the Properties is currently required to operate its premises for the retail sale of motor fuel. Between the date hereof and the Commencement Date of the Lease for the particular Property, Thrifty shall not consent to any change in the operation of such Property and shall immediately notify Tenant if Thrifty becomes aware of any cessation or change in the operation of the Property. If any Property has not been in continuous operation (during normal business hours) for the sale of Fuel for [**REDACTED**] prior to the Commencement Date (other than to complete the work contemplated by Sections 1.5 and 2.3 hereof or for a period less than [**REDACTED**] occasioned by the early vacation of the Property by a subtenant or dealer of Thrifty’s current tenant), then following the Commencement Date the Base Rent and real property taxes for such Property shall be abated for the same number of days that such Property was not in operation (but not in excess of [**REDACTED**]). If following the Commencement Date, Tenant is unable after diligent effort to obtain or transfer any Permit necessary for the operation of such Property as a Fuel station, Tenant shall have the right to terminate the Lease by written notice to Thrifty (or the applicable Thrifty Affiliate) and in such circumstances the provisions of Section 6.2 of the Lease (regarding the subsequent payment by Tenant of Base Rents and real property taxes) shall not apply. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
3.12     Electronic Data Room. Thrifty has no knowledge that any information, documents or materials in Thrifty’s Data Room is inaccurate, untrue or incorrect in any material respect.
4.Tenant Representations and Warranties. Tenant hereby represents and warrants to Thrifty that as of the date hereof and as of the Commencement Date of each Lease:
4.1    Corporate Organization. Tenant is a corporation duly organized, validly existing and in good standing under the laws of its state of formation, and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns. Tenant is duly qualified to do business in California.

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

4.2    Authorization. Tenant has full corporate power and authority to enter into this Agreement, and to carry out the transactions under this Agreement. No other corporate or similar proceedings on the part of Tenant are necessary to authorize the execution and delivery of this Agreement and the performance by Tenant of each of its obligations under this Agreement and the Leases. Contemporaneously with the execution of this Agreement, Tenant shall cause Tesoro Corporation to provide to Thrifty a certificate executed by the Chief Financial Officer, or another officer of, Tesoro Corporation, certifying that Tenant has a net equity in excess of [**REDACTED**]. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
4.3    No Violation. Neither the execution and delivery of this Agreement nor the performance by Tenant of its obligations hereunder nor the consummation of the leasing and related transactions under this Agreement will: (a) violate any provision of the formation documents of Tenant, (b) violate, or be in conflict with, or constitute a default under or permit the termination of, or cause the acceleration of the maturity of any debt or obligation of Tenant, which violation, conflict, default, termination or acceleration, individually or in the aggregate with all other such violations, conflicts, defaults, terminations and accelerations, would have a material adverse effect on the ability of Tenant to perform its obligations under this Agreement or the Leases, or (c) violate any statute or law of any jurisdiction or any judgment, decree, order, regulation or rule of any court or Responsible Government Agency to which Tenant is subject.
4.4    Litigation. There is no action, proceeding or investigation pending as to which Tenant has been served or, to the “actual knowledge of Tenant” (as defined below) threatened against Tenant or any of Tenant's properties or rights, before any court, arbitrator or administrative or governmental body, which may, if decided adversely to Tenant, have a material adverse effect on Tenant or impair the ability of Tenant to perform its obligations under this Agreement or the Leases. As used in this Section 4.4, the term “actual knowledge of Tenant” shall mean the actual knowledge, without independent inquiry or any investigation whatsoever of P. Scott Rammell, who is the Assistant Secretary of Tenant, and, in such capacity, is the officer of Tenant most likely to have knowledge of litigation involving Tenant.
5.Remedies. Except as otherwise set forth in this Agreement, should a Party’s representations, warranties or covenants in this Agreement prove false or inaccurate or should a Party be in breach of any representation, warranty or covenant contained in this Agreement, then the remedies of the other Party arising out of such misrepresentation or breach shall be limited to the recovery of monetary damages or specific performance, but neither the breaching nor the non-breaching Party shall have the right to terminate, cancel or void this Agreement or any of the Leases. The Parties agree that monetary damages would not be an adequate remedy for the breach by either Party of the provisions of Section 1 of this Agreement and that in the event of such a breach the non-breaching Party shall be entitled to specific performance of the provisions of Section 1. Further, except as otherwise set forth in this Agreement or the Lease, if the Commencement Date of any Lease is delayed or fails to occur, such delay or nonoccurrence shall not delay the occurrence of the Commencement Date or render

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

ineffective, or serve to modify any of the remaining Leases, nor shall such delay or nonoccurrence terminate this Agreement in whole or in part, or relieve either Party of any obligation under this Agreement or under any other Lease. In no event shall any Party be entitled to recover consequential or punitive damages against the other Parties under this Agreement.
6.Confidentiality. The Parties acknowledge that the contents of this Agreement and any related documents are confidential information. Except as required by law, submissions to any government agency (including but not limited to the review contemplated by Section 1.6 hereof), or in connection with a lawsuit, arbitration or other action, the Parties shall maintain as confidential and not disclose (a) the provisions of this Agreement and the Leases and the transactions contemplated hereby, (b) any and all material obtained about the other Party, its affiliates or any Property that is not a public record, and (c) non-public information and documents disclosed or furnished to either Party by the other under or in connection with this Agreement or the Leases (collectively, the “Confidential Information”). Notwithstanding the foregoing, each Party shall have the right to disclose Confidential Information to its officers, directors, employees, attorneys, accountants, environmental auditors, consultants, engineers (to the extent that such disclosure is necessary to enable such persons to provide their services to the Parties in connection with the Parties’ obligations under this Agreement or the Leases), potential lenders, investors, buyers and permitted assignees and subtenants under this Agreement or the Leases (collectively, the “Disclosure Parties”), provided that such Disclosure Parties are first informed of the Parties’ obligation to treat such data and information confidentially. Without limiting the foregoing, and except as required by law, submissions to any government agency or in connection with a lawsuit, arbitration or other action, the Parties shall refrain, and shall cause their Disclosure Parties to refrain, from disclosing to any third party any materials (or information contained therein) relating to the environmental condition of the Property, including, without limitation, the information contained in any reports, inspections, tests or other studies created by or for Tenant or Thrifty. In the event of a breach or threatened breach by a Party or its agents or representatives of any provision of this Section 6, the other Party shall be entitled to an injunction restraining the first Party or its agents or representatives from disclosing, in whole or in part, such Confidential Information. Without limiting the foregoing provisions, any publicity by either Party concerning the transactions described by this Agreement, including, without limitation, any press statements, releases, advertisements or other public disclosure of the occurrence of the transactions under this Agreement, shall be coordinated with, and reasonably approved in advance by, the other Party.
7.Trademark License. Prior to the execution of the first Lease, Thrifty shall grant to Tenant, pursuant to a Trademark License Agreement in the form of Exhibit R hereto, a nonexclusive license to use and to sublicense during the Term of each Lease, in connection with the sale of Fuel and convenience store items at the Properties, Thrifty’s trademarks, trade names and insignia listed on Exhibit M hereto (the “Thrifty Marks”).
8.Miscellaneous.
8.1    Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws, and not the law of

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

conflicts, of the State of California. The parties to this Agreement agree that the exclusive jurisdiction and venue for any and all litigation arising out of this Agreement shall be the courts of the State of California sitting in Los Angeles County or the Federal District Court for the Central District of California. By its execution and delivery of this Agreement, and except as set forth herein, each Party accepts, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts.
8.2    Execution in Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument.
8.3    Time of Essence. Time is of the essence with respect to the performance of each and every provision of this Agreement.
8.4    Authority. Each individual executing this Agreement on behalf of a Party hereto represents and warrants that he/she is duly authorized to deliver this Agreement on behalf of such Party and that this Agreement is binding upon such Party in accordance with its terms.
8.5    Further Acts. At any time after the date hereof, and without additional consideration, each Party agrees to execute, acknowledge and deliver to the other Party any further assurances, documents and instruments reasonably requested by the other Party, and take any other action consistent with the terms of this Agreement, that may be reasonably requested by the other Party for the purpose of effectuating or carrying out any of the terms of this Agreement.
8.6    Legal Costs. In the event either Party initiates against the other any proceeding to recover any amount or to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, including without limitation a proceeding in bankruptcy court, the prevailing Party in such proceeding shall be entitled to recover from the non-prevailing Party all costs, expenses, including consultant and expert witness fees and reasonable attorneys’ fees relating to or arising out of such proceeding, including necessary related post-proceeding actions or appeals. For the purposes of this Section 8.6, the “prevailing Party” shall mean the party determined by the court, agency, or other authority before which such suit or proceeding is commenced to be the prevailing party.
8.7    Cooperation with Lenders. If requested by a prospective lender to Thrifty or a Thrifty Affiliate relating to the Properties, Tenant shall, subject to appropriate confidentiality undertakings by the lender and the Thrifty Affiliate (i) cause Tesoro Corporation to provide commercially appropriate financial information about Tenant to such lender or (ii) cause Tesoro Corporation to provide to such lender a certificate executed by the Chief Financial Officer, or another officer, of Tesoro Corporation, evidencing the net equity of Tenant as of the end of the prior fiscal year.
8.8    Modification. This Agreement may be amended or otherwise modified only by a written instrument executed by both Parties hereto.

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

8.9    Headings. The headings of the Sections of this Agreement have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement, or be used in any manner in the interpretation of this Agreement.
8.10    Prior Understandings. This Agreement (including the Exhibits hereto and all documents and instruments to be delivered hereto), supersedes all prior negotiations, stipulations, understandings, agreements, representations and warranties, if any, with respect to the subject matter of this Agreement and the Leases. The representations, warranties, covenants and other provisions contained in this Agreement shall survive the execution of the Leases.
8.11    Interpretation. Whenever the context so requires in this Agreement, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “person” shall be construed to include a natural person, a limited liability company, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.
8.12    Severability. Any provision of this Agreement which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Agreement, and such other provisions shall remain in full force and effect.
8.13    Successors-in-Interest and Assigns. Neither Tenant or Thrifty may assign or otherwise transfer to any other person or entity this Agreement or any rights or obligations under this Agreement, unless approved in writing by the other Party in such Party’s sole and absolute discretion; provided, that a Party may transfer its rights and obligations to another entity in connection with the merger or reorganization of such Party with another entity and Tenant may assign its rights and obligations hereunder to an affiliate, but no such merger or reorganization or assignment shall relieve the transferring Party of its obligations under this Agreement; provided, however, without limiting the foregoing, notwithstanding an assignment by the original named Tenant of its rights and obligations under this Agreement, the original named Tenant shall nonetheless be obligated to execute and deliver the Leases to Thrifty or the applicable Thrifty Affiliate. Subject to the foregoing restriction on transferability, this Agreement shall be binding upon and shall inure to the benefit of the successors-in-interest and assigns of each Party. Nothing in this Section shall create any rights enforceable by any person not a party to this Agreement, except as provided in Section 8.14 below and except for the rights of the successors-in-interest and assigns of each Party to this Agreement, unless such rights are expressly granted in this Agreement to other specifically identified persons.
8.14    Third Party Beneficiaries. Tenant’s affiliates are intended third party beneficiaries of Thrifty’s and the Thrifty Affiliates’ duties and obligations under this Agreement, and shall have an independent right to enforce the terms of this Agreement against Thrifty and the Thrifty Affiliates.
8.15    Notices. Any notice, approval, demand, consent or other communication (each a “Notice”) herein required or permitted to be given shall be in writing and shall be either personally delivered, or sent by reputable overnight delivery

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

service (e.g., Federal Express, U.P.S.) or by United States registered or certified mail, with postage prepaid and properly addressed. Any Notice delivered or sent as provided for in the preceding sentence shall be deemed to have been given on receipt or refusal of receipt by the intended recipient. For the purposes hereof, the addresses of the parties shall be as follows (though a Party may change its notice address on five (5) days advance written notice to the other Party):

Thrifty:	Thrifty Oil Co.
13116 E. Imperial Highway
Santa Fe Springs, CA 90670
Attn: Barry W. Berkett

with a copy to:

Donfeld & Rollman
11355 W. Olympic Boulevard, Suite 200
Los Angeles, CA 90064
Attn: Fredric A. Rollman, Esq.

Tenant:	Tesoro Refining and Marketing Company
19100 Ridgewood Parkway
San Antonio, TX 78259
Attn: Senior Vice President Marketing

with a copy to:

Tesoro Refining and Marketing Company
19100 Ridgewood Parkway
San Antonio, TX 78259
Attn: General Counsel

8.16    No Brokers. Except for such brokers, finders, advisors or similar parties which either Party may have separately employed pursuant to a written agreement (and for which such Party will be solely liable), each Party warrants and represents that it has not had dealings with any brokers or finders in connection with this Agreement, and that it knows of no person or entity claiming under it who is or may be entitled to a brokerage commission, finder’s fee or other like payment in connection with this Agreement, and each such Party hereby indemnifies and agrees to defend and hold the other Party harmless from and against any and all loss, liability and expense that the other Party may incur should such warranty and representation prove incorrect.
8.17    Waiver. Any waiver of a default under this Agreement must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Agreement. No delay or omission in the exercise of any right or remedy shall impair such right or remedy or be construed as a waiver. A consent to or approval of any act shall not be deemed to waive or render unnecessary consent to or approval of any other or subsequent act.

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

8.18    Drafting Ambiguities. Each Party to this Agreement and its legal counsel have reviewed and revised this Agreement. The rule of construction that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement or of any exhibits to this Agreement.
8.19    Effectiveness. This Agreement shall become effective only when it has been executed and delivered by both Parties.
8.20    Exhibits. The exhibits referred to herein are listed in the List of Exhibits and are hereby incorporated into this Agreement by reference.
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THRIFTY:                THRIFTY OIL CO.,
a California corporation

By: /s/ BARRY W. BERKETT
Name: Barry W. Berkett
Title: Executive Vice President

By: /s/ MOSHE SASSOVER
Name: Moshe Sassover
Title: Senior Vice President

THRIFTY AFFILIATES:        BEST CALIFORNIA GAS, LTD.,
a California limited partnership

By: /s/ ROBERT T. FLESH
Name: Robert T. Flesh
Title: Trustee of General Partner

By: /s/ BARRY W. BERKETT
Name: Barry W. Berkett
Title: Trustee of General Partner

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

MUSTANG REALTY, LLC,
a California limited liability company

By: /s/ ROBERT T. FLESH
Name: Robert T. Flesh
Title: Member

By: /s/ MOSHE SASSOVER
Name: Moshe Sassover
Title: Member

ORDEN ADLER ALMAGOR PARTNERSHIP, a
general partnership

By: /s/ ROBERT T. FLESH
Name: Robert T. Flesh
Title: Member

By: /s/ MOSHE SASSOVER
Name: Moshe Sassover
Title: Member

ORDEN ADLER PARTNERSHIP, a general
partnership

By: /s/ TED ORDEN
Name: Ted Orden
Title: General Partner

By: /s/ BARRY W. BERKETT
Name: Barry W. Berkett
Title: Authorized Agent

PACIFIC SPRINGS, LLC,
a California limited liability company

By: /s/ ROBERT T. FLESH
Name: Robert T. Flesh
Title: Authorized Manager

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

By: /s/ MOSHE SASSOVER
Name: Moshe Sassover
Title: Manager

T&H REALTY, LLC, a California limited liability company

By: /s/ TED ORDEN
Name: Ted Orden
Title: Member

By: /s/ BARRY W. BERKETT
Name: Barry W. Berkett
Title: Manager

TENANT:	TESORO REFINING AND MARKETING
COMPANY
a Delaware corporation

By: /s/ GREGORY J. GOFF
Name: Gregory J. Goff
Title: Chairman and President

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[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

LIST OF EXHIBITS AND SCHEDULES
A    Property List, Landlord, Anticipated Commencement Dates, and Initial Base Rents1
B    Categories of Improvements, Fixtures and Personal Property owned by Thrifty or the Thrifty Affiliate at each Property
C    Form Lease
D    Memorandum of Lease
E    Categories of Improvements, Fixtures and Personal Property at each Property not owned     by Thrifty or the Thrifty Affiliate that may be removed from the Properties
F    Access Agreements
G    Structural Elements of Buildings and Improvements
H    Thrifty Litigation List
I    Ground Lease Information
J    Estoppel Certificate
K    Underground Tank System Information
L    Properties Currently Requiring Corrective Action
M    Thrifty Trademarks
N    List of Thrifty Affiliates
O    Guaranty by Thrifty of Obligations of all Affiliates except Best and Mustang
P    Cross-Guaranty Best California Gas, LTD and Mustang Realty, LLC
Q    Review Process
R    Trademark License Agreement
S    Properties Requiring a Parcel Map
T    Leaseback Agreement
U    Easement Properties
____________________________
1 This document lists, by location, the 241 retail fuel centers and convenience stores that Tenant has agreed to lease for an aggregate annual amount of approximately $25 million.

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Exhibit C
Form Lease

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Exhibit C
(To Agreement to Lease)

SERVICE STATION LEASE #___
[Address: ____________]
THIS SERVICE STATION LEASE (the “Lease”) is made as of __________________, 201__, by and between _______________________, a ________________ (“Landlord”), and TESORO REFINING AND MARKETING COMPANY, a Delaware corporation (“Tenant”), with reference to the following:

A.Thrifty Oil Co., a California corporation (“Thrifty”), and Tenant have entered into that certain Agreement to Lease dated as of August 29, 2011 (the “Agreement to Lease”).
B.    Landlord is the owner of the Property described in Section 1.19 below.
C.    Landlord desires to lease the Property to Tenant, and Tenant desires to lease the Property from Landlord, on the terms and conditions set forth in this Lease. Landlord and Tenant are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties do hereby agree as follows:

ARTICLE 1
BASIC TERMS
The following terms used in this Lease shall have the meanings set forth below:
1.1.    Adverse Environmental Condition.   The term “Adverse Environmental Condition” means any information or condition discovered prior to or at the completion of the Tenant Subsurface Investigation, which indicates, in Tenant’s reasonable judgment, (i) that Hazardous Substances originating from the Real Property prior to the Commencement Date may have migrated off of the  Real Property and that there is a risk of third-party Claims with regard to such Hazardous Substances (ii) that Hazardous Substances originating from off of the Real Property may have migrated onto the Real Property, (iii) that Corrective Action required in connection with the Property is likely to interfere with the operation of the business of Tenant or any Tenant Party on the Real Property, or (iv) the Real Property is contaminated with MTBE or its breakdown or degradation components.

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

1.2.    Affiliated Leases. The term “Affiliated Leases” shall mean the leases which Landlord, or affiliates of Landlord, as lessor, and Tenant, as lessee, have entered into, or will be entering into, as described on Exhibit A of the Agreement to Lease.
1.3.    Base Rent. The term “Base Rent” shall mean the rent payable to Landlord pursuant to Sections 4.1 through 4.3 below.
1.4.     Claims. The term “Claim(s)” shall mean claims (including, without limitation, claims for property damage, remedial action, nuisance or personal injury), suits, demands, damages, losses, liabilities, judgments, costs and litigation expenses (including, without limitation, reasonable attorneys’ fees, court costs (including costs of appeal), consultant expense and expert witness fees).
1.5.    Commencement Date. The term “Commencement Date” shall mean the date that Landlord delivers possession of the Property to Tenant. It is currently anticipated that the Commencement Date will occur on or about ______________, 201_ (the “Anticipated Commencement Date”). If Landlord has not completed the work contemplated by Sections 1.5 and 2.3 of the Agreement to Lease prior to the Commencement Date, then the Rent payable hereunder may be abated as provided in Section 1.5.2 of the Agreement to Lease.
1.6.    Corrective Action. The term “Corrective Action” shall mean any investigation, analysis, study, evaluation, monitoring, testing, assessment, correction or remediation of a Release (as defined in Section 1.21 below) or threat of Release which is required to: (i) comply with applicable Requirements (as defined in Section 1.22 below); (ii) protect human health, safety or the environment, or (iii) restore or protect beneficial uses of surface water or groundwater. Corrective Action includes, but is not limited to, tests, inspections, investigations, borings, measurements, engineering studies, surveys (including sensitive receptor surveys), operations, excavations, well installations, soil, groundwater and/or vapor sampling, activities associated with the construction, operation or maintenance of equipment and systems used for the investigation, recovery and/or treatment of impacted water, soil or air, including, without limitation, vapor, surface water, groundwater, and free product. Unless further correction or remediation is specifically required by a Responsible Government Agency, correction or remediation of a Release shall be to a commercial or industrial standard.
1.7.    Disclosure Materials. The term “Disclosure Materials” shall mean all information, documents and materials contained in Thrifty’s electronic data room regarding the Property and any information regarding any Property available at http://geotracker.swrcb.ca.gov as of the date of the Agreement to Lease.
1.8.    Dispenser. The term “Dispenser” shall mean an above ground device that is used for the delivery of Fuel (as defined in Section 1.9 below) to a customer and includes all components thereof, including, without limitation, all unburied and visible metering and delivery devices, fabricated assemblies located therein, hoses and nozzles.

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

1.9.    Fuel. The term “Fuel” shall mean all types of fuel, including, without limitation, gasoline, diesel, biodiesel, any other petroleum-based product or alternative fuel, including ethanol and petroleum-based fuels containing ethanol.
1.10.    Hazardous Substance. The term “Hazardous Substance” shall mean any material, waste, substance, chemical or contaminant that is considered hazardous or toxic or a pollutant within the meaning of any Requirement, including, without limitation, at any given time: (a) Fuel, crude oil, petroleum or petroleum distillate, or fraction or by-product thereof; (b) those substances included within the definitions of “hazardous substances,” “hazardous materials,” “toxic substances,” “solid waste,” “pollutants,” “hazardous chemicals,” “toxic chemicals,” or “hazardous waste” in the Comprehensive Environmental Response, Compensation, and Liability Act or the Superfund Amendments and Reauthorization Act (42 U.S.C. § 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. § 136 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. 1801 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Emergency Planning and Right-to-Know Act (42 U.S.C. § 11001 et seq.), the Occupational Health and Safety Act (29 U.S.C. § 651 et seq.), and in the regulations promulgated pursuant to such laws; (c) those substances listed in the United States Department of Transportation Table (49 C.F.R. Part 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 C.F.R. Part 302 and amendments thereto); (d) such other substances, materials and wastes which are classified as hazardous or toxic and are or become regulated under applicable federal, state or local laws or regulations; (e) any material, waste or substance which is (i) asbestos or asbestos-containing materials in any form or condition, (ii) polychlorinated biphenyls in any form or condition, (iii) designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Sections 1251 et seq. (33 U.S.C. § 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. § 1317), (iv) explosives, or (v) radioactive materials; (f) those substances defined or listed as “hazardous substances,” “hazardous materials,” or “hazardous wastes” under California Health and Safety Code Section 25281(h), California’s Carpenter-Presley-Tanner Hazardous Substance Account Act, Health and Safety Code Section 25300 et seq., the Hazardous Materials Release Response Plans and Inventory provisions of the California Health and Safety Code, California Health and Safety Code, Division 20, Chapter 6.95, Section 25500 et seq., or the Hazardous Waste Control provisions of the California Health and Safety Code, California Health and Safety Code, Division 20, Chapter 6.5, Section 25100 et seq., and in the regulations adopted and publications promulgated pursuant to such law; and (g) any carcinogenic, mutagenic, corrosive, flammable, hazardous, dangerous or toxic chemical, material, waste, pollutant, contaminant or substance (collectively, “Pollutants”) within the meaning of any Requirement prohibiting, limiting or otherwise regulating any such Pollutant.
1.11.    Initial Base Rent. The term “Initial Base Rent” shall mean ____________ Dollars ($______) per month, subject to modification pursuant to Clause 5 of Exhibit Q of the Agreement to Lease.

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

1.12.    Initial Term. The term “Initial Term” shall mean the period commencing on the Commencement Date and ending ten (10) years thereafter, unless sooner terminated as provided in this Lease or in the Agreement to Lease.
1.13.    Landlord Environmental Reports. The term “Landlord Environmental Reports” shall mean all reports issued by Landlord’s consultants, contractors or other persons or provided to Landlord by any party other than Tenant (including without limitation any prior tenant of the Real Property), in connection with any Corrective Action associated with the Property and all communications to and from any Responsible Government Agency relating to any such Corrective Action.
1.14.    Landlord Parties. The term “Landlord Party” or “Landlord Parties” shall mean Landlord’s affiliates, subsidiaries, successors, assigns, franchisees, licensees, tenants (other than Tenant, but specifically including billboard and antennae lessees and their respective employees, agents, successors, assigns, licensees and designees), employees, contractors, divisions, lenders, attorneys, investment advisors, agents, officers, directors, members, managers, partners, trustees, trustors, beneficiaries and shareholders.
1.15.    Landlord’s Remedial Equipment. The term “Landlord’s Remedial Equipment” shall mean any all environmental investigation or remediation equipment maintained at and used by or for Landlord for Landlord’s Corrective Action at the Property.
1.16.    Landlord Subsurface Investigation. The term “Landlord Subsurface Investigation” shall mean any testing, drilling, monitoring, assessment, evaluation or other activities conducted by or on behalf of Landlord to evaluate the presence of Fuel (including breakdown or degradation products) and/or Hazardous Substances in the air, soil, vapor, surface water and/or groundwater at, beneath or emanating to or from the Real Property beginning as of the expiration or earlier termination of the Term and continuing for ninety (90) days thereafter. Upon written notice from Landlord to Tenant, provided good cause exists, the time period of the Landlord Subsurface Investigation can be extended up to an additional ninety (90) days.
1.17.    Permits. The term “Permits” shall mean all permits, licenses, approved plans, contracts, filings, authorizations, approvals, easements or rights of way required by Requirements applicable to the Property or entered into with, or obtained from, any Responsible Government Agency (as defined in Section 1.23 below) with regard to the Property, including, without limitation, all conditional use permits, ABC Licenses (as defined in Section 6.2 below), building permits, zoning and land use permits and entitlements, and environmental permits and authorizations.
1.18.    Personal Property. The term “Personal Property” shall mean all of Landlord’s tangible personal property located on the Real Property on the Commencement Date and any additions and replacements thereto (whether or not paid for by Tenant), including, without limitation, any and all furniture, supplies, tools, machinery and equipment not affixed to the Real Property, and all other tangible personal property owned by Landlord and used in connection

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

with the operation of the service station, convenience store or other operations thereon (but excluding Landlord’s Remedial Equipment and any billboards and antennae as described in Section 25.23 below, none of which are being leased to Tenant under this Lease). A list of the categories of Personal Property, together with a list of all personal property located on the Real Property that is not owned by Landlord and will be removed prior to the Commencement Date, if requested by Tenant, is attached hereto as Exhibit “C”.
1.19.    Property. The term “Property” shall mean the Real Property and the Personal Property, collectively.
1.20.    Real Property. The term “Real Property” shall mean that certain real property located at _____________, legally described in Exhibit “A” which is attached hereto and incorporated herein by reference, and all rights, privileges and easements appurtenant thereto, together with all buildings, structures, built-in or attached trade or other fixtures and equipment situated thereon and any Alterations (as defined in Section 7.1 below), including any additions and replacements thereto (but excluding Landlord’s Remedial Equipment and any billboards and antennae as described in Section 25.23 below, none of which are being leased to Tenant under this Lease). A site plan depicting the Real Property (“Site Plan”) is attached hereto as Exhibit “B” and incorporated herein by reference. The Site Plan is provided to Tenant as a courtesy only, and Landlord makes no representation (express or implied) as to the accuracy of the Site Plan.
1.21.    Release. The term “Release” shall mean any release, spill, leak, emission, discharge, migration, escape, leaching or disposal of Fuel (including breakdown or degradation products) or any other Hazardous Substance onto, into, across, off of or beneath the surface, soil, groundwater, air or surface water, whether in a liquid, vapor or solid form, whether emanating from or at the Real Property.
1.22.    Requirements. The term “Requirement(s)” shall mean: (a) any and all local, state and federal laws, statutes, rules, regulations, ordinances, codes, orders, directives, judgments, decrees, agreements, certificates, requirements, Permits or other actions, of whatever nature or kind, now or hereafter in force, of any Responsible Government Agency applicable to the Property or operations at the Property, including, without limitation, those pertaining to: (i) the installation, operation, repair, maintenance, removal, upgrade, replacement and monitoring of the Dispensers and Underground Tank System (as defined in Section 1.29 below), (ii) Releases or Corrective Action, and (iii) the storage, dispensing, sale, handling and/or disposal of Fuel, Hazardous Substances, other products and merchandise, and debris and waste at or from the Real Property, and (b) any and all matters recorded against the Real Property. All references in this Lease to any specific Requirement (including, without limitation, any specific law, statute, code or regulation) shall mean and refer to such Requirement as the same is now in effect, and as the same may hereafter be amended from time to time, together with any similar or successor Requirement.

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

1.23.    Responsible Government Agency. The term “Responsible Government Agency” shall mean any governmental agency or authority with jurisdiction over the Property, its use or any other aspect thereof, including, without limitation, any board, department, district, commission, agency, court, administrative body, regulatory authority, bureau, legislative body, political subdivision or other instrumentality of any federal, state or local government.
1.24.    System Compliance Records. The term “System Compliance Records” shall mean with respect to any Underground Tank System at the Real Property the records and reports required under Chapter 6.7 of Division 20 of the California Health and Safety Code and the regulations promulgated thereunder.
1.25.    System Test Report. The term “System Test Report” shall mean a passing integrity test report (or other certification by a licensed tester) of the Underground Tank System at the Real Property performed in compliance with applicable Requirements, including, without limitation, Chapter 6.7 of Division 20 of the California Health and Safety Code and the regulations promulgated thereunder.
1.26.    Tenant Parties. “Tenant Parties” or “Tenant Party” shall mean Tenant’s affiliates, subsidiaries, successors, assigns, franchisees, licensees, subtenants, employees, contractors, divisions, lenders, attorneys, investment advisors, agents, subsidiaries, affiliates, officers, directors, members, managers, partners, trustees, trustors, beneficiaries, shareholders, customers and invitees.
1.27.    Tenant Subsurface Investigation. The term “Tenant Subsurface Investigation” shall mean any testing, drilling, monitoring, assessment, evaluation or other activities conducted by or on behalf of Tenant to evaluate the presence of Fuel (including breakdown or degradation products) and/or Hazardous Substances in the air, soil, vapor, surface water and/or groundwater at, beneath or emanating to or from or the Real Property as of the Commencement Date and continuing for ninety (90) days thereafter. Upon written notice from Tenant to Landlord, provided good cause exists, the time period of the Tenant Subsurface Investigation can be extended up to an additional ninety (90) days.
1.28.    Term. The term “Term” shall mean the Initial Term, plus any extensions or renewals under this Lease.
1.29.    Underground Tank System. The term “Underground Tank System” shall have the meaning set forth in California Health and Safety Code Section 25281(z), as now in effect or hereafter amended from time to time or any similar or successor statute or regulation and shall include, without limitation, under dispenser containment and underground, buried or non-visible piping associated with the Dispenser.

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

ARTICLE 2
DEMISE OF PROPERTY
2.1.    Demise of Property. Effective as of the Commencement Date, Landlord hereby lets and demises the Property to Tenant, and Tenant hereby rents and hires the Property from Landlord, for the Term and on the terms, provisions, covenants and conditions set forth in this Lease and the Agreement to Lease. This Lease is a binding contract between Landlord and Tenant effective as of the date of this Lease, notwithstanding that the Commencement Date will not be occurring until a future date as more particularly provided in Section 1.5 above.
2.2.    Delay in Commencement Date. If Landlord has not delivered possession of the Property to Tenant within [**REDACTED**] following the Anticipated Commencement Date because Landlord’s existing tenant, or a subtenant or dealer of Landlord’s existing tenant, has not surrendered possession of Property to Landlord, then the following shall apply:
(a)    Landlord shall pay to Tenant a sum equal to [**REDACTED**] for each day that the Commencement Date is delayed beyond the initial [**REDACTED**] following the Anticipated Commencement Date up to a total of [**REDACTED**] (i.e., a date which is [**REDACTED**] after the Anticipated Commencement Date). [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
(b)    If the Commencement Date has not occurred within [**REDACTED**] after the Anticipated Commencement Date, the Parties will meet and confer to attempt to agree on a mutually agreeable resolution of the situation. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
(c)    If the Parties have not reached an agreement under Section 2.2(b) and the Commencement Date has not occurred within [**REDACTED**] after the Anticipated Commencement Date, then either Party may terminate this Lease by written notice to the other Party. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

ARTICLE 3
TERM
3.1.    Initial Term. The Initial Term of this Lease shall be as set forth in Section 1.12 above. At any time during the Term, Landlord may deliver to Tenant a notice of Lease Term dates, confirming the Commencement Date, which notice Tenant shall execute and return to Landlord within thirty (30) days of receipt thereof unless Tenant has reasonable grounds to dispute the stated Commencement Date in which event Tenant shall give Landlord written notice within such 30-day period of the date on which Tenant believes it received possession of the

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Property. If the parties disagree regarding the Commencement Date, the parties shall diligently endeavor to promptly resolve such dispute. If Tenant fails to execute and return such notice, or to give Landlord notice disputing the Commencement Date within such 30-day period, the information contained in such notice shall be deemed correct and binding on Tenant.
3.2.    Extension Option(s). Tenant shall have two (2) options (collectively, the “Options”, and each, an “Option”) to extend the Initial Term for consecutive periods of five (5) years per Option (each, an “Option Term”), subject to the following terms and conditions:
(a)    Tenant shall exercise each Option by delivering written notice of such election to Landlord no later than [**REDACTED**] prior to the expiration of the Initial Term with respect to the first Option Term, and no later than [**REDACTED**] prior to the expiration of the first Option Term with respect to the second Option Term, if applicable (each date of Tenant’s exercise being an “Option Exercise Date”); provided, however, Tenant shall only be permitted to exercise an Option if Tenant is not in default or breach of any of its obligations under this Lease on the Option Exercise Date and on the expiration of the then Term of this Lease.
(b)    Notwithstanding anything to the contrary in Section 3.2(a) above, Tenant may only exercise an Option under Section 3.2(a) above if Tenant concurrently exercises the Option with respect to all Affiliated Leases that are in effect on the applicable Option Exercise Date; provided that Tenant may elect, in Tenant’s sole discretion, not to exercise its Option, with respect to the first Option Term only, with regard to a total of [**REDACTED**] Affiliated Leases (the “Deletion Limit”) selected by Tenant in its sole discretion; provided further that (i) any Affiliated Leases for which Tenant has exercised its right (under Section 6.1 of the Affiliated Lease) to cease all operations at the Real Property and (ii) any Properties for which Tenant has exercised its option not to enter into (or to terminate) an Affiliated Lease under Section 1.4 of the Agreement to Lease, shall count against the Deletion Limit. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
(c)    Notwithstanding anything to the contrary in Section 3.2(a) above, if a “Default Condition” (as defined in this Section 3.2(c) below) exists with respect to [**REDACTED**] or more Affiliated Leases on: (i) the Option Exercise Date, or (ii) the earlier to occur of: (x) the expiration of the then Term of this Lease, and (y) the expiration of the then term of any Affiliated Lease, then regardless of whether Tenant is then in default or breach under this Lease, Landlord shall have the right, at its option in its sole discretion, to declare the applicable Option pertaining to this Lease and Tenant’s exercise thereof to be void and ineffective if, within sixty (60) days after Tenant delivers its Option exercise notice to Landlord, Landlord or Thrifty notifies Tenant in writing of Landlord’s election to void the same; in such event the Term of this Lease shall expire when scheduled as if Tenant had not exercised its Option. If neither Landlord nor Thrifty notifies Tenant in writing within such timeframe, Landlord’s and Thrifty’s right to void Tenant’s Option in accordance with this Section 3.2(c) shall be deemed waived for that particular Option exercise. A “Default Condition” with respect to an Affiliated Lease shall mean that: (1) the tenant under such lease is in breach or default of its obligations thereunder and the

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

time period to cure such default has expired, or (2) such lease has been terminated due to the tenant’s breach or default thereunder. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
(d)    Tenant’s failure to timely exercise an Option in accordance with this Section 3.2 shall constitute an irrevocable waiver of Tenant’s right to exercise such Option and all future Options (if any) with respect to this Lease. No Option may be exercised unless the immediately prior Option, if any, was exercised in accordance with this Section 3.2.
(e)    All of the terms and conditions of this Lease shall apply during the Option Term(s).
ARTICLE 4
RENT
4.1.    Payment of Base Rent. On or before the first (1st) day of each calendar month throughout the Term, Tenant shall, except as otherwise provided in this Lease or the Agreement to Lease, pay Base Rent in advance to Landlord. Such payment shall be made by federal funds wire transfer, or such other payment method as Landlord may direct from time to time on at least thirty (30) days prior written notice to Tenant. The Initial Base Rent shall be subject to periodic increases as set forth in Sections 4.2 and 4.3 below. Base Rent, “Taxes” (as defined in Section 11.1 below) and all other sums due under this Lease shall be prorated for any partial calendar month during the Term, based on the actual number of days in the calendar month. If the Commencement Date is a day other than the first (1st) day of a calendar month, Tenant shall pay prorated Initial Base Rent for such partial calendar month on the Commencement Date.
4.2.    CPI Increases in Base Rent. Commencing on [**REDACTED**], and thereafter on each subsequent [**REDACTED**] anniversary of such date (each, an “Adjustment Date”), the then Base Rent in effect shall be increased if the current Consumer Price Index – [**REDACTED**] (the “Index”), as published by the United States Department of Labor’s Bureau of Labor Statistics, increases over the “Base Period Index”. The “Base Period Index” shall be the Index (the denominator) for the calendar month that is [**REDACTED**] prior to the current Adjustment Date, and the Base Period Index shall be divided into the current Index (the numerator) for the [**REDACTED**] calendar month prior to the current Adjustment Date (each a “Comparison Month”). If the Index for any Comparison Month is higher than the Base Period Index, then [**REDACTED**]. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
4.3.    Procedure for Implementation of CPI Increases. [**REDACTED**]. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

4.4.    Triple Net Lease. It is the intention of the parties that, except as otherwise expressly provided in this Lease and the Agreement to Lease, all payments of Rent (as defined in this Section 4.4 below) shall be absolutely net to Landlord, so that this Lease shall yield, net to Landlord, the Base Rent. Tenant shall, except as otherwise expressly provided in this Lease and the Agreement to Lease, promptly pay all costs, expenses and obligations of any kind and nature relating to the ownership, use, rental and operation of the Property (except for any fines or penalties imposed by an Governmental Entity which are not the fault of Tenant) as additional rent (“Additional Rent”). In the event of non-payment of Additional Rent, Landlord shall have (in addition to all of Landlord’s other rights and remedies under this Lease or at law) all the rights and remedies provided herein or by law for non-payment of Rent. Together, Base Rent, Additional Rent and all other amounts payable by Tenant under this Lease are referred to in this Lease as “Rent”. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant’s designation of such payments, to satisfy Tenant’s obligations under this Lease in such order and amounts as Landlord, in its sole discretion, may elect.
4.5.    Late Charge. In addition to the remedies set forth in this Lease or otherwise available to Landlord at law or in equity, in the event that Tenant fails to pay any Rent due under this Lease to Landlord within [**REDACTED**] business days after written notice from Landlord to Tenant (which may be given by email to the persons designated to receive such email notices in Section 25.5 hereof) notifying Tenant that such sum was not paid when due, Tenant agrees to pay a late charge processing fee equal to [**REDACTED**] of such unpaid sum. The late charge shall be deemed Additional Rent and Landlord’s right to require its payment shall be in addition to all of Landlord’s other rights and remedies under this Lease or at law, and shall not be construed as liquidated damages or as limiting Landlord’s remedies in any manner, nor as a penalty. Tenant agrees that the amount of the late charge specified herein is reasonable under all of the circumstances existing as of the date of this Lease. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
4.6.    Interest and Charges on Past Due Obligations. Any amount due from Tenant to Landlord under this Lease which is not paid when due shall bear interest from the date due until the date the same is paid at the greater of: (a) [**REDACTED**]; or (b) [**REDACTED**], but in no event to exceed the maximum rate permitted by law. If Bank of America ceases to exist or to publish such a rate, such rate will be the rate announced from time to time by the largest bank headquartered in California which publishes such a rate. The payment of such interest shall not excuse or cure any default by Tenant under this Lease. Such interest is in addition to and does not diminish or represent a substitute for any or all of Landlord’s rights or remedies under any other provision of this Lease. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

ARTICLE 5
CONDITION OF PROPERTY; DISCLAIMER
5.1.    Condition of Property. Tenant understands and acknowledges that prior to the Commencement Date: (a) the Property has been used for the storage and sale of Fuel and/or automotive repair, car wash and other uses which may have included the use of Hazardous Substances; (b) Releases have or may have occurred at the Real Property; and (c) Corrective Action has been, is being, or may need to be performed at the Real Property by Landlord, a prior lessee, or its/their respective authorized agents, employees, successors or predecessors. Tenant represents and warrants to Landlord that prior to Tenant’s execution of this Lease Tenant has had an opportunity to examine the Disclosure Materials.
5.2.    Landlord Disclaimer. Except as set forth in this Lease and in the Agreement to Lease, neither Landlord nor any of its employees or agents have made or have been authorized to make any representation or warranty (express, implied or otherwise) whatsoever with respect to the Property, including, without limitation, any of the following: (a) the Property’s physical condition, size or compliance with applicable Requirements, or (b) the feasibility or suitability or fitness of the Property for any use permitted under this Lease. Notwithstanding the foregoing, Landlord represents and warrants to Tenant that the Real Property is currently zoned for and allows for the use of the Real Property for retail sale of Fuel, and that the Property currently has all necessary Permits to allow for the use of the Real Property for retail sale of Fuel.
5.3.    Adverse Environmental Condition. If an Adverse Environmental Condition is discovered prior to or at the conclusion of the Tenant Subsurface Investigation, Tenant shall have the right (if Tenant has not already terminated [**REDACTED**] of the Affiliated Leases pursuant to Section 5.3 thereof) to terminate this Lease by written notice to Landlord. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
ARTICLE 6
USE
6.1.    Use.
(a)    Tenant may use the Property for: (i) the retail sale of Fuel (including, without limitation, the sale of gasoline) as the primary business to be conducted at the Real Property; (ii) if a convenience store is now or hereafter located on the Real Property, the retail sale of convenience store items and merchandise (including, without limitation, the sale of food products and, if an ABC License is obtained for the Real Property, beer, wine and other alcoholic beverages); and (iii) any ancillary use not inconsistent with the activities specified in items (i) and (ii), including any current use. During the Term Tenant shall continuously use the Real Property for the uses specified in item (i) above except for any period when commercial operations cease for the purpose of bringing the Property into compliance with applicable Requirements, the completion of any Corrective Action, restoration after a casualty, or for

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Alterations approved by Landlord under Article 7. Tenant shall not cause, suffer or permit any nuisance or affirmative or permissive waste on or about the Property, nor cause, suffer or permit the Property to be used in violation of applicable Requirements or the terms of this Lease.
(b)    Notwithstanding Section 6.1(a), Tenant shall have the right (if Tenant has not already ceased operations at [**REDACTED**] other locations subject to Affiliated Leases pursuant to Section 6.1 thereof or Section 1.4 of the Agreement to Lease), upon [**REDACTED**] prior written notice to Landlord to cease all operations at the Real Property. In such event, this Lease shall terminate and Landlord shall diligently endeavor to re-lease the Real Property to a third-party acceptable to Landlord in Landlord’s sole discretion on terms and conditions acceptable to Landlord in Landlord’s sole discretion. Upon such termination of this Lease, Tenant shall have no further obligations hereunder (other than those obligations hereunder that expressly survive the expiration or earlier termination of the Term), except that, for the remainder of the period commencing on the Commencement Date and ending [**REDACTED**] thereafter, Tenant shall reimburse Landlord, on a monthly basis, for [**REDACTED**]. For purposes of this Section 6.1(b) and Section 6.2 below, the term “real property taxes” shall mean, subject to Section 11(b) hereof, all taxes and charges shown on the annual “Secured Property Tax Bill” issued by the County Assessor with regard to the Real Property, including but not limited to real estate taxes and ad valorem taxes (including general and special assessments and special assessment district payments), and improvement bonds. Tenant’s obligations under this Section 6.1(b) shall immediately terminate if Landlord begins to directly operate the Real Property for any purpose; provided that if Landlord directly operates the Real Property for no more than [**REDACTED**] in any calendar year in order to preserve any Permit, then Tenant’s obligations under this Section 6.1(b) shall not terminate, [**REDACTED**]. If mandated by any Requirement and requested by Landlord, Tenant shall reimburse Landlord for [**REDACTED**]; provided that such obligation of Tenant shall end if Landlord leases the Real Property to a third party for Fuel operations or Landlord itself begins operating the Real Property for Fuel operations. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
6.2.    Permits. Tenant at its sole cost shall use all reasonable efforts to obtain and maintain in full force and effect, without any lapse, all Permits for the Property necessary for: (a) the operation of the business that Tenant is conducting at the Real Property; (b) the maintenance, repair, operation, monitoring and, if applicable, the installation of the Underground Tank System and Dispensers; and (c) all other activities required to be undertaken and conducted by Tenant thereon pursuant to the terms of this Lease. Landlord agrees that it will assign or transfer, or cause the current tenant of the Property to assign or transfer, to Tenant, all assignable or transferable Permits, and will cooperate with Tenant, at no cost to Landlord, and execute such documents as Tenant may reasonably request in connection with Tenant’s applications to obtain or transfer the aforementioned Permits. Without limiting the generality of Tenant’s obligations under this Section 6.2, if any type of beer, wine or other alcoholic beverage sales license (“ABC License”) is obtained for the Real Property, or transferred to Tenant, Tenant shall maintain such ABC License in full force and effect, without any lapse, during the Term at Tenant’s sole cost.

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

If after diligent effort, Tenant is unable to obtain or transfer any Permit necessary for the operation of the Property as a Fuel station, Tenant shall have the right to terminate this Lease by written notice to Landlord. Upon such termination of this Lease, Landlord shall diligently endeavor to re-lease the Real Property to a third-party acceptable to Landlord in Landlord’s sole discretion on terms and conditions acceptable to Landlord in Landlord’s sole discretion, and Tenant shall have no further obligations hereunder (other than those obligations hereunder that expressly survive the expiration or earlier termination of the Term), except that, for the remainder of the period commencing on the Commencement Date and ending [**REDACTED**] thereafter, Tenant shall reimburse Landlord, on a monthly basis, for [**REDACTED**]. Tenant’s obligations under this Section 6.2 shall immediately terminate if Landlord begins to directly operate the Real Property for any purpose; provided that if Landlord directly operates the Real Property for no more than [**REDACTED**] in any calendar year in order to preserve any Permit, then Tenant’s obligations under this Section 6.2 shall not terminate, [**REDACTED**]. Tenant shall not operate or permit the operation of any activity at the Real Property in a manner that could, in Landlord’s reasonable judgment, cause Landlord, Tenant or the Property to lose any Permit or similar right to operate the Property for the existing uses specified in item (i) of Section 6.1 above. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
6.3.    Compliance with Requirements. Except as otherwise provided in this Lease or the Agreement to Lease, Tenant, at its sole cost, shall during the Term comply with applicable Requirements, including, without limitation, timely filing all reports mandated by the Requirements that are applicable to Tenant’s operations at the Property. Without limiting the generality of the foregoing sentence, Tenant shall, during the Term, monitor, operate, maintain and upgrade the Underground Tank System and Dispensers in compliance with applicable Requirements. During the Term, Tenant shall provide its employees, agents, subcontractors, any Responsible Government Agency, the public, and any other person or entity as required by the Requirements, with any and all notices, warnings disclosures or other information concerning Hazardous Substances related to the Property required by applicable Requirements, including, without limitation, Proposition 65 (i.e., Chapter 6.6 of Division 20 of the California Health and Safety Code).
6.4.    Financial Responsibility. During the Term, Tenant shall comply with all local, state and federal financial responsibility Requirements with respect to environmental UST regulations, including but not limited to 40 Code of Federal Regulations, Part 280; Article 3 of Chapter 6.75 of the California Health and Safety Code, and Title 23, Division 3, Chapter 18, Article 3 of the California Code of Regulations. In accordance with California Health and Safety Code Section 25299.30, et seq., during the Term, Tenant or the applicable Tenant Party shall establish and maintain evidence of financial responsibility. Tenant shall, within thirty (30) days after written request from Landlord from time to time, provide Landlord with written proof of compliance with such financial responsibility and assurance requirements.

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

6.5.    Books and Records. Tenant shall keep and maintain a complete and accurate set of books and records (“Books and Records”) relating to Tenant’s operations on, use and maintenance by Tenant Parties of, and Alterations or additions to, the Property, including, without limitation, those:
(a)    relating to the operation, monitoring, maintenance, repair, removal, upgrade and replacement of the Underground Tank System, Dispensers and any associated monitoring equipment;
(b)    relating to the volume of Fuel delivered to the Real Property;
(c)    relating to environmental investigations, including, without limitation, any Tenant Subsurface Investigation, Releases and Corrective Action on, about or related to any condition or occurrence on or about the Real Property; and
(d)    required by any Requirement.
Within [**REDACTED**] following Landlord’s written request (which request Landlord may make no more than [**REDACTED**] in any calendar year), Tenant shall deliver to Landlord copies of such Books and Records as are specified in Landlord’s request. [**REDACTED**]. Tenant’s obligations under this Section 6.5 shall survive for a period of [**REDACTED**] following the expiration or earlier termination of the Term. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
6.6.    Underground Tank Regulations. Without limiting Tenant’s obligations under this Lease, Tenant shall comply, or cause any Tenant Party in possession of the Real Property to comply, with all Requirements applicable to owners or operators of Underground Tank Systems, including but not limited to Title 23, Section 2715 of the California Code of Regulations (“Section 2715”) regarding designation of an Underground Tank System operator.  Tenant shall promptly, but in any event not later than fifteen (15) days following receipt of a written request from Landlord: (a) provide Landlord and its agents with access to and copies of all inspection reports referenced in Section 2715 for a three-year period; (b) allow Landlord and its agents to conduct visual non-intrusive inspections of any Underground Tank System; and (c) arrange for Landlord and its agents to review Tenant’s Veeder Root and any other Underground Tank System monitoring devices and equipment records or data. Tenant and Landlord acknowledge that during the Term, Tenant, or a Tenant Party designated by Tenant, will be the operator of any Underground Tank System at the Real Property and Landlord will not be the operator of any Underground Tank System at the Real Property, and has no joint control over or responsibility (except as otherwise provided in this Lease or the Agreement to Lease) for any such Underground Tank System or Tenant’s or any Tenant Parties’ compliance with applicable Requirements.

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

ARTICLE 7
ALTERATIONS & IMPROVEMENTS
7.1.    Alterations. Tenant shall, subject to all of the terms and conditions of this Lease, have the right, with Landlord’s prior written consent (which shall not be unreasonably withheld), to remove, construct and install alterations and additions to the Real Property (including, without limitation, Underground Tank Systems and Dispensers) (collectively “Alterations”), provided that any such Alterations, subject to Section 2.8 of the Agreement to Lease, shall be made at Tenant’s sole cost and in compliance with all Requirements. Notwithstanding the foregoing, Tenant shall not require Landlord’s consent for any Alterations which (a) cost less than [**REDACTED**] and (b) do not materially alter the structure or layout of any building or other improvement on the Real Property (each, a “Permitted Alteration”). Tenant shall seek Landlord’s consent at least thirty (30) days prior to its desired date of commencement of any Alteration other than a Permitted Alteration or Required Alteration. Each request shall be in writing and shall be accompanied by a detailed description of Tenant’s proposed Alterations. If Landlord does not respond to any such request within twelve (12) business days after Landlord’s receipt of such request, Landlord shall be deemed to have consented to such Alteration. Promptly following the completion of construction of any Alteration, Tenant shall furnish Landlord with “as-built” plans of the Alteration, together with a copy of the final inspection for such work signed off as approved by the appropriate governmental building inspector, if applicable. Landlord’s approval of the plans and specifications for any Alteration shall create no responsibility or liability on Landlord’s part for any Alteration’s completeness, design sufficiency or compliance with applicable Requirements. Alterations shall be performed in a good, workmanlike and expeditious manner, and Landlord shall have the right to post and record notices of nonresponsibility. Alterations made in, on or to the Real Property or affixed to or forming a part of the Real Property shall be owned by Tenant until the expiration or earlier termination of the Term, at which time ownership shall immediately and automatically be deemed to transfer to Landlord free and clear of all liens and encumbrances and without payment by Landlord. Notwithstanding anything to the contrary contained herein, Landlord and Tenant acknowledge and agree that no Alterations have been expressly or impliedly required by Landlord as a condition to the execution of this Lease for the use of the Property for the uses permitted under this Lease or in lieu of payment of Rent. Tenant, at its sole cost and responsibility, shall: (a) construct and install the approved Alterations and (b) obtain all necessary approvals and Permits pertaining to any Alterations. Tenant shall promptly pay for all labor performed or materials furnished in connection with any Alterations or other work done by or for the benefit of Tenant. Tenant further agrees to keep and hold Landlord and the Property free, clear and harmless of and from all liens and claims of lien, and all other Claims that arise by reason of any labor, materials, equipment, services or work supplied or performed by or on behalf of Tenant during the Term, except for liens, claims of liens and all other Claims that arise from Landlord’s negligence. If any lien is recorded against the Real Property or any portion thereof during the Term, Tenant shall within thirty (30) days thereafter cause the lien to be discharged of record by either payment in full or a bond equal to one hundred fifty percent (150%) of the amount of the claim in the manner provided in California Civil Code Section 3143 et. seq., or else Landlord shall have the right to pay the claim in full. Upon completion of any

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Alterations, Tenant agrees, if appropriate, to timely cause a Notice of Completion to be recorded in the office of the recorder of the county in which the Real Property is located in accordance with Section 3093 of the California Civil Code. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
7.2.    Alterations Required by Law. Subject to Section 2.7 of the Agreement to Lease, Tenant shall be responsible for any Alterations during the Term which may be necessary to bring the Property into compliance with any Requirement (“Required Alterations”). Tenant shall construct and install any Required Alterations within the time frame set forth in the applicable Requirement and obtain all necessary approvals and Permits pertaining to any Required Alterations.
ARTICLE 8
MAINTENANCE AND REPAIRS
8.1.    Tenant’s Maintenance and Repairs. Subject to Section 2.7 of the Agreement to Lease, during the Term hereof Tenant, at its sole cost, shall maintain the Property in good and clean working order, condition and repair, and in compliance with applicable Requirements, and the provisions of this Lease. In connection therewith, Tenant shall, without limitation, and at Tenant’s sole cost, be responsible for all trash removal, landscaping, gardening, cleaning, painting, maintenance, repairs and replacements of all structural and non-structural aspects of the Real Property (except for Landlord’s Remedial Equipment and Landlord’s billboards and antennae referred to in Section 25.23), including, without limitation, doors, windows, plate glass, heating, cooling, plumbing, electrical and Underground Tank Systems, Dispensers and equipment (whether or not such equipment or portion of the Real Property requiring maintenance, repair or replacement is readily accessible to Tenant), as well as any maintenance, repairs and replacements that may be required: (a) to keep the Property and all parts thereof in good and clean working order, condition and repair, (b) by any Responsible Government Agency, or (c) to otherwise comply with applicable Requirements.
8.2.    Landlord Obligations. Except as provided in the Agreement to Lease, Landlord shall have no responsibility or obligation to maintain, service or make any Alterations, repairs, upgrades or replacements to the Property, or any portion thereof.
ARTICLE 9
SURRENDER OF THE PROPERTY
9.1.    Surrender of Possession. On the expiration or earlier termination of the Term, Tenant shall return and surrender the Property with Tenant having fulfilled its obligations under Section 8.1 hereof. As used herein, “Tenant’s Property” shall mean [**REDACTED**]; provided, however, “Tenant’s Property” shall specifically exclude (“Tenant’s Excluded Property”): (a) inventory owned by Tenant or any third party and held for retail sale to the public at the Real Property (“Tenant’s Inventory”); (b) any monitoring wells or

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

other environmental investigation or remediation equipment installed by or for Tenant and required for Tenant’s Corrective Action (collectively, “Tenant’s Remedial Equipment”) and (c) any sign facings (but not the sign pole or frame), fixtures or other items displaying the trademarks or trade names utilized by Tenant in the conduct of Tenant’s business. Upon the expiration or earlier termination of the Term, Tenant’s Property shall automatically become, and shall be deemed to be, the property of Landlord unless, prior to such time, Landlord gives Tenant written notice to remove all or any designated portion of Tenant’s Property. At the expiration or sooner termination of the Term, Tenant shall remove or cause to be removed at its sole expense and in compliance with applicable Requirements all of Tenant’s Excluded Property, except for that portion of Tenant’s Inventory that Landlord elects to purchase and any of Tenant’s Remedial Equipment required to be maintained on the Property by any Responsible Government Agency or to complete any Corrective Action for which Tenant is responsible hereunder. Tenant shall, at its cost and in compliance with applicable Requirements, repair all damage to the Property caused by the removal of any of the foregoing items. Upon the expiration or earlier termination of the Term, Tenant shall, within thirty (30) days after Landlord’s demand, execute and deliver to Landlord a bill of sale conveying to Landlord all of Tenant’s Property required by Landlord to be delivered to Landlord in accordance with this Section 9.1. At the expiration or earlier termination of the Term, Landlord shall have the rights set forth in Section 17.9 below with respect to any property that Tenant is required, but fails, to remove from the Real Property in accordance with this Section 9.1. Tenant shall have no responsibility to remove Landlord’s Remedial Equipment or any other equipment to be maintained on the Property to complete Corrective Action for which Tenant is not responsible. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
9.2.    Transfer of Permits. Upon the expiration or earlier termination of the Term, and at Landlord’s sole cost (except as otherwise set forth in this Section), Tenant shall use all reasonable efforts to transfer or cause to be transferred to Landlord (or to such party as Landlord may designate) at the expiration or earlier termination of the Term all Permits to the extent transferable that: (a) Tenant is required to maintain under Section 6.2 above or (b) relate to the business(es) that was/were actually being conducted at the Real Property upon the expiration or earlier termination of the Term. Tenant shall within fifteen (15) days following Landlord’s request from time to time execute and deliver such requests for transfer or consent as Landlord reasonably requires to accomplish such transfer of Permits upon the expiration or earlier termination of the Term. Landlord shall pay any escrow costs to third parties in connection with the transfer of all such Permits. If the time required to complete the foregoing transfer(s) is delayed beyond the expiration or earlier termination of the Term, Tenant shall continue to assist and cooperate with Landlord to effect to the transfer of such Permits to Landlord, to the extent transferable. Tenant’s obligations under this Section 9.2 shall survive the expiration or earlier termination of the Term.
9.3.    Delivery of Records, Documents and Materials. Notwithstanding anything to the contrary contained in this Lease, not later than twelve (12) months prior to the expiration of the Term or thirty (30) days following any earlier termination of the Term, as applicable, Tenant

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

shall deliver to Landlord copies (in hardcopy or, if available, electronic formats) of each of the following pertaining to the Property: (a) [**REDACTED**]; (b) records, documents and other materials relating to the upgrade, removal, replacement, monitoring and operation of any Underground Tank System or Dispenser at the Real Property (including, without limitation, related correspondence, inventory reconciliation records, invoices, maintenance reports, repair reports, accident reports, site plans, tank integrity test reports, monitoring equipment test reports, monitoring equipment annual certifications, unauthorized release reports, Responsible Government Agency inspection reports and designated underground storage tank operator reports); (c) if not already submitted to Landlord to Tenant, as required elsewhere in this Lease, all records, documents and other materials (including, without limitation, related correspondence) relating to any Release or suspected Release occurring on or about the Real Property, and any Corrective Action performed, or to be performed, on or about the Real Property by or on behalf of Tenant; and (d) all records, documents and other materials (including, without limitation, related correspondence) required by any Requirement to be maintained at, or in connection with, the Real Property and the business conducted thereon. In addition, during the last twelve (12) months of the Term, Tenant shall deliver to Landlord, within thirty (30) days after Tenant’s preparation or receipt thereof, copies of any of the foregoing documents and materials that have been updated or have first come into existence during such twelve (12) month period. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
9.4.    Agreement to Meet. During April of the year before the scheduled expiration date of the Term, or immediately on any earlier notice of termination of the Term, Landlord and Tenant shall meet to discuss a transition plan for the transfer of the Property (and all other Properties covered by Affiliated Leases with a Term scheduled to expire during the same year) to Landlord or such other party as Landlord may designate. The transition plan will include without limitation the status of the transfer of Permits to Landlord and/or to Landlord’s designee, the status of any Corrective Action at the Real Property for which Tenant is responsible, and any matters associated with or expected to arise out of the expiration or earlier termination of the Term.
ARTICLE 10
MUTUAL INDEMNITIES
10.1.    Tenant’s Indemnity. Except to the extent that damage or loss is caused by the negligence or intentional act or omission of Landlord or any Landlord Party, and without limiting any other remedies available to Landlord at law or in equity, by statute or otherwise, and subject to the provisions of Article 23 (which shall be controlling where applicable), Tenant shall indemnify, defend, protect and hold harmless Landlord and any Landlord Party, from and against any and all Claims arising from: (a) any act or omission related to the use or occupancy of the Property during the Term, or the conduct of Tenant’s or any Tenant Party’s business thereon during the Term, or from any activity, work or things done, permitted or suffered on, in or about the Real Property during the Term (including, without limitation, any Corrective Action for which Tenant or any Tenant Party is responsible); (b) Tenant’s or any Tenant Party’s breach or

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

default in the performance of any obligation under this Lease or the Agreement to Lease; (c) any act or omission of or violation or alleged violation of any Requirement (including all fines, late charges, assessments or other penalties arising or resulting therefrom) by Tenant or any Tenant Party; (d) a Release or suspected Release during the Term; (e) damage to any property (including property of any Tenant Party) or any bodily or personal injury, illness or death of any person (including Tenant Parties) occurring in, on or about the Real Property or any part thereof arising at any time during the Term and from any cause whatsoever; (f) Landlord or any Landlord Party becoming a party to any action by anyone using the Property or claiming an interest in the Property or this Lease through Tenant or any Tenant Party, or through Tenant’s occupancy of the Property; (g) foreclosure of any lien for labor or material furnished to Tenant or anyone claiming an interest in the Property or this Lease through Tenant; or (h) acts necessary to protect Landlord’s interest under this Lease in a bankruptcy proceeding or other proceeding under Title 11 of the United States Code, of which Tenant or anyone claiming an interest in the Property or this Lease through Tenant is the subject. Notwithstanding the foregoing, Tenant shall have no duty or obligation to indemnify, defend, protect or hold harmless Landlord and any Landlord Party, from and against any and all Claims to the extent arising from (i) Releases or Corrective Action for which Landlord or Landlord Party is responsible for as set forth in Article 23 below; or (ii) any events, acts or omissions occurring at the Property prior to the Commencement Date and any events, acts or omissions occurring at the Property after the expiration or earlier termination of the Term, excluding (1) Corrective Action that Tenant remains responsible for under Article 23 below, (2) any Claims arising out of a non-consensual holdover by Tenant or any Tenant Party, and (3) any Claims arising out of Tenant’s or any Tenant Party’s negligence or intentional acts or omissions. Under no circumstance shall Tenant or any Tenant Party have an indemnity, defense or hold harmless obligation related to any oxygenate (or breakdown or degradation product thereof) added to Fuel other than ethanol or oxygenated gasoline other than gasoline oxygenated with ethanol, including any Release of such oxygenate or oxygenated gasoline, unless such other oxygenate is permitted for use in Fuel sold in California and Fuel containing such other oxygenate is in fact sold by Tenant or a Tenant Party at the Property. As provided in Section 25.18 below, Tenant’s duties of defense and indemnification shall survive the expiration or earlier termination of the Term.
10.2.    Landlord’s Indemnity. Except to the extent that damage or loss is caused by the negligence or intentional act or omission of Tenant or any Tenant Party, and without limiting any other remedies available to Tenant at law or in equity, by statute or otherwise, and subject to the provisions of Article 23 (which shall be controlling where applicable), Landlord shall indemnify, defend, protect and hold harmless Tenant and any Tenant Party, from and against any and all Claims arising from: (a) any act or omission related to the use or occupancy of the Property, or the conduct of Landlord’s or any Landlord Party’s business thereon, or from any activity, work or things done, permitted or suffered on, in or about the Real Property prior to or after the Term (including, without limitation, any Corrective Action for which Landlord or any Landlord Party is responsible); (b) Landlord’s or any Landlord Party’s breach or default in the performance of any obligation under this Lease or the Agreement to Lease; (c) any act or omission of or violation or alleged violation of any Requirement (including all fines, late charges, assessments or other penalties arising or resulting therefrom) by Landlord or any Landlord Party; (d) a

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Release or suspected Release prior to or after the Term; (e) damage to any property (including property of any Landlord Party) or any bodily or personal injury, illness or death of any person (including Landlord Parties) occurring in, on or about the Real Property or any part thereof arising at any time before or after the Term and from any cause whatsoever; (f) Tenant or any Tenant Party becoming a party to any action by anyone or claiming an interest in the Property or this Lease through Landlord or any Landlord Party, or through Landlord’s occupancy of the Property; (g) foreclosure of any lien for labor or material furnished to Landlord or anyone claiming an interest in the Property or this Lease through Landlord; (h) acts necessary to protect Tenant’s interest under this Lease in a bankruptcy proceeding or other proceeding under Title 11 of the United States Code, of which Landlord or anyone claiming an interest in the Property or this Lease through Landlord is the subject; or (i) relating to the installation, operation or maintenance of any billboards or antennae placed on the Property by Landlord pursuant to Section 25.23 hereof. Notwithstanding the foregoing, Landlord shall have no duty or obligation to indemnify, defend, protect and/or hold harmless Tenant and any Tenant Party, from and against any and all Claims to the extent arising from (i) Releases or Corrective Action for which Tenant or any Tenant Party is responsible pursuant to Article 23 below; or (ii) any events, acts or omissions at the Property during the Term, excluding (1) Corrective Action that Landlord remains responsible for under Article 23 below, and (2) Claims arising out of Landlord’s or any Landlord Party’s negligence or intentional acts or omissions. In all cases, Landlord shall indemnify, defend and hold harmless Tenant and all Tenant Parties for any and all Claims related in any way to any oxygenate (or breakdown or degradation product thereof) added to Fuel other than ethanol, including any Release of such oxygenate or oxygenated gasoline, unless such other oxygenate is permitted for use in Fuel sold in California and Fuel containing such other oxygenate is in fact sold by Tenant or a Tenant Party at the Property. As provided in Section 25.18 below, Landlord’s duties of defense and indemnification shall survive the expiration or earlier termination of the Term.
10.3.    Right to Defense. If either Party receives notice of, or becomes aware of, any actual or potential Claim which, if asserted against that party, would be covered by an indemnity provided to it under this Lease, such party shall promptly notify in writing the other of the same and shall provide the other party with all relevant information in the possession of the notifying party. Upon notification of an actual claim, the party required to provide indemnification shall assume the defense of the party entitled to indemnity with respect to such claim or action at the indemnifying party’s sole cost, with counsel reasonably acceptable to the party entitled to the indemnity.
ARTICLE 11
TAXES AND FEES
11.1.    Payment of Taxes.
(a)    Except as otherwise provided in this Lease or the Agreement to Lease, Tenant hereby agrees to pay, prior to the delinquency date thereof and as Additional Rent, all secured and unsecured taxes, impositions, penalties, fees, interest and other related amounts which are

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

levied or assessed against or with respect to the Real Property at any time during the Term (prorated for the period of the Term if the tax bill covers any portion of the Term and also any period either before or after the Term), including, without limitation, all federal, state, county and local governmental taxes, fees, charges and other impositions of every kind and nature, whether general, special, ordinary or extraordinary, together with any additional taxes imposed subsequent to the date of this Lease whether or not within the contemplation of Landlord and Tenant, real estate taxes and ad valorem taxes (including general and special assessments and special assessment district payments), improvement bonds, transit taxes, personal property taxes imposed upon the Personal Property, Tenant’s Property or Tenant’s Excluded Property used in connection with the Real Property, sewer taxes, excises, license and permit fees, use and occupancy taxes, underground storage tank fees payable under California Health & Safety Code Section 25299.40 et seq., and taxes imposed as a result of any document creating or transferring an estate or interest in the Property or any portion thereof (collectively, “Taxes”); provided that if any assessments or other Taxes are payable in installments, Tenant shall only be responsible for those installments due and payable during the Term. Notwithstanding the foregoing, “Taxes” shall not include Landlord’s state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources, or estate and inheritance taxes, or any taxes based on Landlord’s receipt of rent.
(b)     Not withstanding the foregoing, Tenant shall not be responsible for any increase in the Taxes on the Property during the Initial Term as a result of any action by Landlord, including but not limited to Landlord’s sale or transfer of Landlord’s interest in the Property, and Landlord shall pay the amount of any such increase in the Taxes on the Property when due or promptly reimburse Tenant on demand for the amount of any such increase in the Taxes on the Property if paid by Tenant. If Landlord sells or transfers its interest in the Property during an Option Term, and Landlord and its affiliates have, at the time of the sale or transfer, sold or transferred their interests during an Option Term for [**REDACTED**] of the Properties then subject to Affiliated Leases, [**REDACTED**]. If Landlord sells or transfers its interest in the Property during an Option Term, and Landlord and its affiliates have, at the time of the sale or transfer, sold or transferred their interests during an Option Term for [**REDACTED**] of the Properties then subject to Affiliated Leases, [**REDACTED**]. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
11.2.    Timing for Payment of Taxes. If Tenant fails to pay any Tax or other charge for which it is responsible under this Lease within the timeframe required, Landlord may (but shall not be obligated to) make such payments on behalf of Tenant and, within fifteen (15) days after presentation to Tenant of a receipted bill therefor, Tenant shall reimburse Landlord for all amounts advanced by Landlord as Additional Rent due under this Lease.
11.3.    Right to Contest Taxes. Either Party shall have the right at its sole cost to contest the amount or validity of any Tax, or to seek a reduction in the valuation of the Real Property or the tax parcel on which it is located, and to prosecute any proceedings to that end and shall give written notice thereof to the other Party. Either Party may pay under protest such Taxes pending

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

the outcome of such proceedings so long as neither the tax parcel nor the Real Property are in danger of being forfeited. The other Party shall not be required to join in any proceedings unless the provisions of any law, rule or regulation require such proceedings to be brought by or in the name of the contesting Party, in which event it shall join in such proceedings or permit the same to be brought in its name. The contesting Party will defend, indemnify and save harmless the other Party from any reasonable costs and expenses in connection with such proceedings.
11.4.    General and Special Assessments. Should any special assessments be levied against the Property or any portion thereof during the Term, any installments or portion of such special assessments due and payable during the Term, including, without limitation, the installments of principal and interest becoming due each year on any bonds evidencing the special assessments, shall be included in the amounts payable by Tenant hereunder.
11.5.    Underground Storage Tank Fees and Taxes. Tenant shall be responsible for payment of all fees and taxes accruing during the Term related to any existing or future Requirement regarding the storage, transfer, or delivery of Fuel. Tenant’s responsibility shall include without limitation all fees and taxes related to the Underground Tank System and transfers therefrom and submission of all fee and tax related reports. Without limiting the foregoing, Tenant shall comply with California Health & Safety Code 25299.40 et seq., California Revenue and Taxation Code 50101 et seq., State Board of Equalization Underground Storage Tank Maintenance Fee Regulations, Title 18, Division 2, Chapter 2, Sections 1201 et seq. of the California Code of Regulations and all similar and successor statutes and regulations, including, without limitation, by: (a) preparing, executing and submitting an Application for California Underground Storage Tank Maintenance Fee, (b) preparing, executing and submitting a Statement of Underground Storage Tank Operator, (c) preparing, executing and filing quarterly Underground Storage Tank Maintenance Fee Returns (“Return”), (d) making required payments to the State Board of Equalization Fuel Tax Division or other Responsible Government Agency on a timely basis, and (e) executing, upon request by Landlord, a power of attorney authorizing Landlord to obtain information from the State Board of Equalization regarding Tenant's payment of underground storage tank maintenance fees. Any late fees, interest or penalties charged by the State Board of Equalization Fuel Tax Division or other Responsible Government Agency shall be the responsibility of Tenant, and the amount shall be in addition to any other late charges or fees payable to Landlord under the terms of this Lease, and shall constitute Additional Rent under this Lease.
ARTICLE 12
UTILITY CHARGES
Except with regard to the payment of any utility charges for Landlord’s billboards and antennae referred to in Section 25.23 or Landlord’s Remedial Equipment, which shall be the responsibility of Landlord, Tenant shall pay as Additional Rent, before delinquency, all charges for utilities provided to the Property, including but not limited to water, gas, electricity, telephone services, trash removal, internet, cable and satellite television, and all other similar charges which accrue with respect to the Property during the Term, whether they are charged or

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

assessed at flat rates, measured by separate meters or prorated, together with all taxes assessed thereon. Except as otherwise expressly provided in this Article 12, Landlord shall not have any obligation to supply or pay for any utilities or services at any time; it shall be Tenant’s obligation to separately contract for or otherwise obtain such services and utilities for or with respect to the Property as are necessary for Tenant’s use and operation of the same in accordance with the terms of this Lease. There shall be no abatement of Rent, and Landlord shall not be liable in any respect, for any inadequacy, stoppage, decrease, curtailment, interruption or discontinuance of any utility or service for any reason, or in connection with any governmental request or requirement or moratorium, nor shall any such inadequacy, stoppage, decrease, curtailment, interruption or discontinuance of any utility or service constitute a constructive eviction or disturbance of Tenant’s possession or use of the Property, or relieve Tenant from its obligations under this Lease.
ARTICLE 13
INSURANCE
13.1.    Insurance to be Maintained by Tenant. Tenant at its sole cost shall maintain, or cause to be maintained, the following insurance coverages:
(a)    An “all-risk” of direct physical damage policy (or its equivalent) insuring the Property, Tenant’s Property, Tenant’s Excluded Property and Landlord against, among other things, the following perils: loss or damage by fire, earthquake, sprinkler leakage, lightning, windstorm, water damage, glass breakage, hail, explosion, riot and civil commotion, aircraft, vehicles and smoke (including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any Requirement regulating the reconstruction or replacement of undamaged portions of the Property required to be demolished or removed by reason of any Requirements), and such other casualties as are presently or hereafter included in the form of casualty insurance endorsement commonly known as the extended coverage endorsement. If requested by Landlord, Tenant shall also obtain flood, earthquake and/or terrorism insurance coverage(s). All such insurance shall be in an amount not less than the full (i.e., 100%) replacement cost of the buildings and other structures and improvements located on the Real Property, as well as all Alterations, Personal Property, Tenant’s Property and Tenant’s Excluded Property, and shall be written in such a manner so that there are no co-insurance provisions or penalties, but may contain a deductible not in excess of [**REDACTED**] per claim. Provided that Tenant is not then in default under this Lease, and subject to any lender to Landlord making insurance proceeds available for reconstruction, Landlord shall make the insurance proceeds available to Tenant on a reasonable basis, and Tenant shall utilize the insurance proceeds solely for the repair and restoration of the damage to the Property. Such insurance shall also contain appropriate coverage protecting against increased costs due to inflation, without deduction for depreciation thereof. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

(b)    Commercial General Liability and, if applicable, Garage Liability insurance written on an “occurrence” policy form, covering bodily injury, property damage, automobile liability and personal and advertising injury arising out of or relating (directly or indirectly) to Tenant’s business operations, conduct, assumed liabilities, and use or occupancy of the Property. Tenant’s liability coverage shall include all coverages typically provided by the endorsement commonly known as the Broad Form Comprehensive General Liability Endorsement, including broad form property damage coverage (which shall include coverage for completed operations) and fire legal liability and garage liability coverages. Tenant’s liability coverage shall further include premises-operations coverage, product liability and products-completed operations coverage, owners and contractors’ protective coverage, liquor liability coverage (during any period that beer, wine or other alcoholic beverages are being sold at the Real Property) and the broadest available form of contractual liability coverage. It is the parties’ intent that Tenant’s contractual liability coverage provide coverage to the maximum extent possible of Tenant’s indemnification obligations under this Lease. Such insurance shall afford minimum protection of not less than [**REDACTED**] combined single limit (adjusted upwards (and not downwards) for inflation to assure an equivalent amount of coverage each year), and may contain a deductible not in excess of [**REDACTED**] per claim. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
(c)    Worker’s compensation in compliance with the Worker’s Compensation Act of the State of California or any similar or succeeding laws which may subsequently come into effect, and employer’s liability insurance affording minimum protection of not less than [**REDACTED**] per claim. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
(d)    Underground Tank System insurance (including overhaul coverage) and pollution legal liability coverage, insuring against claims for, among other things, bodily injury, personal injury, advertising injury, death and property damage, occurring on, in or about the Real Property or related to conditions thereon or emanating therefrom, and on, in or about adjoining sidewalks, arising from or related to any Release or Fuel station operations at the Real Property. Such insurance shall afford minimum protection of not less than [**REDACTED**] per claim (adjusted upwards (and not downwards) for inflation to assure an equivalent amount of coverage each year), and may contain a deductible not in excess of [**REDACTED**] per claim. Notwithstanding the foregoing, Landlord shall have the right, but not the obligation, to itself purchase environmental insurance, including, without limitation, Underground Tank System insurance or pollution legal liability insurance, for the Property, and in such event Tenant shall reimburse Landlord for the cost of the same within ten (10) days after Landlord’s written demand from time to time. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
(e)    Loss of rents insurance, insuring Landlord against loss of Rent for at least [**REDACTED**] from the date of loss, with an extended period of indemnity for an additional[**REDACTED**], with a [**REDACTED**] deductible, and with the amount of

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

coverage to be adjusted annually to reflect the projected Rent scheduled to be paid by Tenant for the next [**REDACTED**] period. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
13.2.    Blanket, Umbrella and Excess Liability Policies. Tenant shall have the right to bring Tenant’s obligations under Section 13.1 above within the coverage of a so-called blanket, umbrella or excess liability policy or policies of insurance carried and maintained by Tenant, so long as the provisions thereof do not reduce the amount or extent of coverage Landlord would have if Tenant obtained separate insurance policies complying with Section 13.1 above.
13.3.    Insurance Requirements. The following requirements apply to Tenant’s insurance obligations under this Article:
(a)    All insurance which Tenant is required to maintain shall include a provision requiring the insurance carrier to give Landlord not less than thirty (30) days written notice prior to any cancellation, non-renewal or material modification.
(b)    Tenant shall deliver certificates of such insurance to Landlord before the Commencement Date, and thereafter at least ten (10) days before each policy’s expiration date.
(c)    Tenant shall maintain all insurance required under this Lease with companies holding a “General Policy Rating” of A-XII or better, as set forth in the most current issue of “AM Best’s Insurance Guide”, or a comparable rating in a comparable guide reasonably selected by Landlord should Best’s Insurance Guide cease to be published. The parties acknowledge that the insurance described in this Article is for the joint benefit of Landlord and Tenant. Landlord makes no representation as to the adequacy of such insurance to protect Tenant’s interests, including Tenant’s property, business operations or obligations under this Lease, and the limits of said insurance shall not limit the liability of Tenant nor relieve Tenant from any obligations under this Lease, and Tenant is advised to obtain such additional and increased coverages as it deems appropriate. Tenant shall also obtain and maintain such additional property or liability insurance coverages, or increased coverage limits, which Landlord may from time to time deem reasonably necessary to protect Landlord or the Property.
(d)    Tenant and Landlord each waives any right that it may have, now or in the future, to recover from the other party any sum that the waiving party receives from the waiving party’s insurer on account of any loss of or damage to the property that is required to be insured under this Article 13 or to the property of others arising from or relating to this Lease. Upon obtaining any policy of insurance relating to this Lease or the Real Property, each party shall inform its insurer of this waiver of subrogation.
(e)    Landlord shall be named as an additional insured by endorsement on all insurance coverages required to be obtained by Tenant under this Article 13 (other than on the workers compensation insurance required under Section 13.1(c) above). Landlord shall also be named as a “Loss Payee” under the “all risk” property policy described in Section 13.1(a) above.

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

At Landlord’s request from time to time and at no cost to Landlord, Tenant shall also name as additional insured on all insurance coverages required of Tenant under this Lease any lender to Landlord, any property manager that may be engaged by Landlord and any Landlord affiliate that Landlord may designate, and at Landlord’s request Tenant shall cause its insurer to issue a standard mortgagee endorsement.
(f)    Tenant at its expense shall comply with all insurance company requirements pertaining to the use of the Property, including, without limitation, all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters), the National Fire Protection Association or any similar body. If Tenant’s conduct or use of the Property (including, without limitation, the storage or use of Hazardous Substances) causes any increase in the premium for such insurance policies, including any increase in insurance premiums at any adjacent properties owned by Landlord or any Landlord affiliate, then Tenant shall reimburse Landlord for any such increase within ten (10) days after Landlord’s written demand from time to time.
(g)    Tenant shall be responsible for bearing the entirety of any insurance deductible in the event of any insured loss.
(h)    All insurance which Tenant is required to maintain under this Lease shall be primary and non-contributing to any other insurance provided by the Landlord.
(i)    Landlord and Tenant agree that any requirement for insurance imposed on Tenant as set forth in this Lease is not intended to nor shall it be construed as any limit of Tenant’s liability under this Lease.
13.4.    Prohibited Actions by Tenant Relating to Insurance. Tenant shall not cause, or permit to be done, or keep anything on or about the Real Property, which may prevent Tenant from obtaining, or otherwise invalidate or void, any insurance which Tenant is required to maintain under this Lease.
13.5.    Landlord’s Insurance. Landlord may, but shall not be obligated to, maintain such liability and casualty insurance as Landlord desires in its sole and absolute discretion, and Tenant shall be named as an additional insured on any such casualty insurance (but not any such liability insurance). Any liability insurance obtained by Landlord shall provide coverage that is secondary, and not primary, to Tenant’s liability policy.
13.6.    Self-Insurance. Notwithstanding anything to the contrary contained in this Lease, for so long as Tenant’s net equity exceeds [**REDACTED**] Tenant may fulfill its insurance obligations under this Article 13 by self-insurance. Tenant’s foregoing right to self-insure shall be revoked if, at any time during the Term, Tenant’s net equity is less than the amount set forth above, and such right shall not be reinstated unless and until Tenant’s net equity exceeds the amount set forth above for a period of six (6) consecutive calendar months. Notwithstanding anything to the contrary in this Article 13, Landlord acknowledges that in no event shall Tenant

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

be deemed to be an insurer (or subject to the duties, obligations, laws, rules or regulations applicable to insurers) under this Article 13; Tenant’s obligations being solely to indemnify Landlord. Nothing in this Article 13 shall reduce or modify Tenant’s indemnity obligations hereunder. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
ARTICLE 14
DAMAGE AND DESTRUCTION
14.1.    Casualty. Unless due to Landlord’s acts or omissions, if all or any portion of the Property should be damaged by fire or any other casualty during the Term, Tenant shall promptly repair, restore and replace all damage at Tenant’s sole expense, and the Rent otherwise payable hereunder shall not abate during the period of repair, restoration or replacement.
14.2.    Landlord’s Insurance. Tenant understands that Landlord is not obligated to carry insurance of any kind for the Property or any portion thereof, or for Tenant’s Property or Tenant’s Excluded Property, and that Landlord shall not be obligated to repair, restore or replace any damage or loss thereto, except as otherwise expressly stated herein or in the Agreement to Lease.
14.3.    Notice of Casualty or Accident. Tenant shall give written notice to Landlord within five (5) business days following the occurrence of a fire or other casualty or accident at the Real Property involving damage or casualty reasonably estimated to equal or exceed a value of [**REDACTED**]. Landlord’s receipt of any such notice shall not impose on Landlord any duty, liability or obligation which it has not assumed in writing or which it has disclaimed pursuant to the provisions of this Lease. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
14.4.    Waiver. Landlord and Tenant agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Property and with respect to any termination of this Lease, and Tenant hereby waives the provisions of any present or future statute to the extent inconsistent herewith, including, without limitation, California Civil Code Sections 1932(2) and 1933(4).
ARTICLE 15
CONDEMNATION
15.1.    Total Taking. If the entirety of the Real Property shall be taken under power of eminent domain, or sold, transferred or conveyed in lieu thereof, the Term of this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is later.
15.2.    Partial Taking. If (a) thirty percent (30%) or more (but less than the entirety) of the surface area of the Real Property, or (b) a portion (but less than the entirety) of the Real Property, the loss of which materially and adversely affects the operations of Tenant or any

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Tenant Party thereon, as reasonably determined by Tenant, for a period at least equal to the remaining Term (including, without limitation, any material removal of access to the Real Property from all adjacent public streets, which access is not replaced), shall be taken under power of eminent domain, or sold, transferred or conveyed in lieu thereof, then Tenant shall have the right to terminate the Term as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is later. If Tenant does not so elect to (or is not entitled to) terminate the Term, Base Rent shall be reduced from and after the date of taking in the proportion that the taking impairs the operation of the Real Property as a retail Fuel station and, if it was so used, as a convenience store, as reasonably determined by Landlord and Tenant.
15.3.    Waiver. Landlord and Tenant agree that the terms of this Lease shall govern if any or all of the Property shall be taken under power of eminent domain, or sold, transferred or conveyed in lieu thereof, and each hereby waives the provisions of any present or future statute to the extent inconsistent herewith, including, without limitation, Section 1265.130 of the California Code of Civil Procedure.
ARTICLE 16
ASSIGNMENT, SUBLEASING AND PROHIBITED TRANSFERS
16.1.    Assignments and Subleases. Tenant shall have the right to assign this Lease or sublet or otherwise permit the use or occupancy of all or any portion of the Property without the prior written consent of Landlord. No such assignment or subletting shall relieve Tenant of its obligations under this Lease and Tenant shall continue to be fully liable to pay and perform all of its obligations under this Lease. No such assignment or subletting shall entitle any assignee or sublessee to use the Property for any purpose not permitted under this Lease. Each assignee and sublessee shall comply with the terms of this Lease and Tenant’s obligations under this Lease. Tenant shall provide Landlord with a copy of any agreement assigning this Lease.
ARTICLE 17
DEFAULT; BANKRUPTCY; REMEDIES
17.1.    Default by Tenant. The occurrence of any of the following shall constitute a breach of and default by Tenant under this Lease:
(a)    Failure to Pay. The failure of Tenant to pay any monetary sum due under this Lease, including but not limited to Rent, when and as the same becomes payable in accordance with terms of this Lease, and the continuation of such failure for a period of [**REDACTED**] following delivery of written notice to Tenant. The notice shall be in lieu of and not in addition to the notice required under California Civil Code Section 1161; [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
(b)    Non‑Monetary Default. The failure of Tenant to perform and observe any non-monetary covenant, agreement or obligation of Tenant contained in this Lease, and the

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

continuation of such failure for a period of thirty (30) days following delivery of written notice to Tenant specifying the nature of such failure; provided, however, if the nature of the breach is such that it cannot reasonably be cured in thirty (30) days, Tenant shall not be in default hereunder if Tenant commences to cure such breach within such 30-day period and diligently pursues such cure to completion.
(c)    Insolvency. Automatically and without the requirement of any notice to Tenant: (i) the making by Tenant of any assignment for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Tenant the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of all or substantially all of Tenant’s assets or of Tenant’s interest under this Lease where possession is not restored to Tenant within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of all or substantially all of Tenant’s assets or of Tenant’s interest under this Lease, where such seizure is not discharged within sixty (60) days.
17.2.    Landlord’s General Remedies. In the event of a breach or default under this Lease as described in Section 17.1 above, Landlord may, at Landlord’s option and without limiting Landlord in the exercise of any right or remedy Landlord may have on account of such default, after notice of such default to the extent required in Section 17.1 above but without any further demand or notice, terminate the Term.
17.3.    Landlord’s Award upon Termination. If Landlord elects to terminate the Term as provided in Section 17.2 above, Landlord shall be entitled to recover from Tenant the aggregate of:
(a)    The worth at the time of award of [**REDACTED**];
(b)    The worth at the time of award of [**REDACTED**];
(c)    The worth at the time of award of [**REDACTED**];
(d)    Any other amount necessary to compensate Landlord for the detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom; and
(e)    Any other amount which Landlord may by law hereafter be permitted to recover from Tenant to compensate Landlord for the detriment caused by Tenant’s default.
For purposes of this Article 17, the “time of award” shall mean the date on which the judgment in any action brought by Landlord against Tenant by reason of such default is entered, or such earlier date as the court may determine. The “worth at the time of award” of the amounts referred to in subparagraphs (a) and (b) above shall be computed by [**REDACTED**] and the “worth at the time of award” of the amount referred to in subparagraph (c) above shall be computed by [**REDACTED**]. Tenant agrees that such charges shall be recoverable by

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Landlord in any unlawful detainer or similar proceeding, and shall be included in the “damages” provided in California Code of Civil Procedure Section 1174(b) or any similar, successor or related provision of California Code of Civil Procedure Section 1174(c) providing for Tenant’s right to satisfy any judgment in lieu of a forfeiture of this Lease. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
17.4.    Indemnification. Nothing in this Article shall be deemed to affect Landlord’s and the Landlord Parties’ right to indemnification for liability or liabilities for which Tenant is responsible under this Lease and which arise on or after the Commencement Date and prior to the expiration or earlier termination of the Term under the indemnification clause or clauses contained in this Lease.
17.5.    Re‑entry. Notwithstanding anything to the contrary set forth herein, Landlord’s re-entry onto the Real Property to perform acts of maintenance or preservation or in connection with efforts to relet the Property or any portion thereof, or the appointment of a receiver on Landlord’s initiative to protect Landlord’s interest under this Lease or the Property, shall not terminate Tenant’s right to possession of the Property or any portion thereof and, until Landlord does elect to terminate this Lease, this Lease shall continue in full force and Landlord may pursue all its remedies under this Lease and at law or equity, including, without limitation, the right to recover from Tenant as it becomes due under this Lease all Rent required to be paid by Tenant under the terms of this Lease.
17.6.    Right to Keep Lease in Effect. Landlord shall have the remedy described in California Civil Code Section 1951.4 (which provides that Landlord may continue this Lease in effect after Tenant’s breach and abandonment, and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations). Such remedy may be exercised by Landlord without prejudice to its right to thereafter terminate this Lease in accordance with the other provisions contained in this Article.
17.7.    Recovery of Rent and Other Charges. In the event of Tenant’s vacation or abandonment of the Real Property, or if Landlord shall elect to re-enter as provided in Section 17.5 above or takes possession of the Property pursuant to legal proceedings or pursuant to any notice provided by law or in equity, then until Landlord elects to terminate this Lease, Landlord may, from time to time, without terminating this Lease, either recover all Rent and other charges as they become due, or relet the Property, or any part thereof, for the account of and on behalf of Tenant, on any terms for any term (whether or not longer than the Term) and at any reasonable rental as Landlord may deem advisable, and Landlord may make any Alterations and repairs or restorations to the Property in connection therewith. If Landlord shall elect to so relet the Property, then rentals received by Landlord from such reletting shall be applied:
(a)    First, to pay to Landlord the reasonable costs and expenses of such re-letting (including, without limitation, costs and expenses of retaking or repossessing the Property, removing persons and property therefrom, securing new tenants (including reasonable brokerage

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

fees) and, if Landlord shall maintain and operate the Property, the costs thereof) and necessary or reasonable alterations;
(b)    Second, to the payment of any indebtedness of Tenant to Landlord other than Rent, and other sums due and unpaid under this Lease; and
(c)    Third, to the payment of Additional Rent and Base Rent. The residue, if any, shall be held by Landlord and applied to payment of other or future obligations of Tenant to Landlord as the same may become due and payable.
Should the rentals received from such reletting when applied in the manner and order indicated above at any time be less than the total amount owing from Tenant, then Tenant shall pay such deficiency to Landlord on demand, and if Tenant does not pay such deficiency on demand, Landlord may bring an action against Tenant for recovery of such deficiency or it may pursue any other remedy provided for in this Article or by law.
17.8.    Cumulative Rights and Remedies. Subject to Section 17.12, all rights, powers and remedies of Landlord under this Lease and under any other agreement or hereafter in force between Landlord and Tenant shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Landlord by law or in equity, and the exercise of one or more rights or remedies shall not impair Landlord’s right to exercise any other right or remedy.
17.9.    Abandonment of Personal Property. If after Tenant’s vacation, abandonment or other departure from the Real Property, Tenant leaves behind any items of personal property (which for purposes of this Section 17.9 shall include without limitation Tenant’s Property and Tenant’s Excluded Property) other than required to be surrendered to Landlord pursuant to Section 9.1 above, then unless Tenant notifies Landlord in writing that it reserves the right to reclaim such personal property and includes in such notice an address at which it can be contacted, such personal property shall be conclusively deemed abandoned and shall become Landlord’s property free and clear of all adverse claims. Notwithstanding the foregoing, Landlord may elect, in its sole and absolute discretion, not to take title to any or all of the personal property abandoned by Tenant, or to demand the immediate removal by Tenant of such personal property from the Real Property, or to itself remove such personal property from the Real Property at Tenant’s expense. If Tenant departs the Real Property and gives Landlord such written notice of its reservation of rights in such personal property and an address where it may be contacted, Landlord shall store such property at a warehouse or any other location at the risk, expense and for the account of Tenant, and such charges together with all sums due and owing under this Lease shall be deemed Additional Rent payable by Tenant. If Tenant does not reclaim such personal property within thirty (30) days of the delivery of such notice to Landlord, Landlord shall be entitled to elect to sell such personal property in a commercially reasonable manner and apply the proceeds (after deduction of reasonable costs of removal, storage and sale) to any sums due and owing hereunder or to retain said personal property and grant Tenant a credit against sums due and owing hereunder for the reasonable value of such personal property.

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

17.10.    Limitation of Liability. In no event shall either Landlord or Tenant be liable to the other for any consequential or punitive damages arising from a breach by either Party of this Lease.

ARTICLE 18
SUBORDINATION
This Lease is subject and subordinate to any ground or underlying leases, mortgages and deeds of trust which may now or hereafter encumber the Property (collectively, “Encumbrances”); provided that in no event shall any Encumbrance be placed on the Property securing an indebtedness, individually or in the aggregate, in an amount greater than [**REDACTED**] of the then fair market value of the Property; provided, however, that if such indebtedness is also secured by Encumbrances on one or more other Properties covered by Affiliated Leases, then the amount of such indebtedness, individually or in the aggregate, may not be greater than [**REDACTED**] of the then fair market value of all such encumbered Properties considered in the aggregate. This Lease is also subject to all future renewals, modifications, consolidations, replacements and extensions of any Encumbrances; provided, however, if the lessor or the holder or holders of any Encumbrance shall advise Landlord that it desires or requires this Lease to be prior and superior thereto, then on written request of Landlord to Tenant, Tenant agrees, within thirty (30) days after Landlord’s written request, to execute, acknowledge and deliver any and all documents or instruments which Landlord or such lessor, holder or holders deem necessary or desirable for the purposes thereof. Landlord shall also have the right to cause this Lease to be and become and remain subject and subordinate to any and all Encumbrances which may hereafter be executed covering the Real Property, or any portion thereof, and to any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the type or character of such advances, together with interest thereon and subject to all the terms and provisions thereof. Tenant agrees, within thirty (30) days after Landlord’s written request, to execute, acknowledge and deliver any and all documents or instruments requested by Landlord to assure the subordination of this Lease to any such Encumbrances. The foregoing provisions with respect to the subordination of this Lease to future Encumbrances shall not be effective unless the owner or holder of any such mortgage or deed of trust or the lessor under any such leasehold estate agrees in a written document substantially in the form of Exhibit “D” hereto that so long as Tenant is not in default under this Lease, this Lease shall not be disturbed or terminated as a result of the termination of such ground lease or foreclosure, private or public, of any such mortgage or deed of trust, and such owner, holder or lessor shall agree to accept the attornment of Tenant on the terms and conditions contained in this Lease for the then unexpired Term; provided, however, that any such owner, holder or lessor shall not be: (a) liable for any act, omission or obligation of any prior landlord (including Landlord) or with respect to events occurring or obligations accruing prior to acquisition of ownership (including, without limitation, any indemnity obligations), (b) subject to any deductions, offsets or defenses that Tenant may have against any prior landlord (including Landlord), or (c) bound by prepayment of more than

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

one month’s Rent. Tenant hereby agrees to attorn to any person or entity purchasing or otherwise acquiring the Property at any sale or other proceeding or pursuant to the exercise or any rights, powers or remedies under any such Encumbrances, as if such person or entity had been named as Landlord herein. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
ARTICLE 19
ESTOPPEL CERTIFICATES
19.1.    Estoppel Certificate Requirements. Within twenty (20) days after Landlord’s written request, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate substantially in the form of Exhibit J to the Agreement to Lease, certifying, among other things: (a) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (b) that this Lease has not been cancelled or terminated; (c) the amount and last date of payment of the Rent and other charges, and the time period covered by such payment(s); (d) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (e) the amount of any security deposit then held by Landlord. Landlord may give any such statement to any prospective purchaser or encumbrancer of the Property, and such purchaser or encumbrancer may rely conclusively upon such statement as being true and correct.
ARTICLE 20
LIMITATION ON LANDLORD’S LIABILITY
No transfer of Landlord’s interest in this Lease shall relieve Landlord of it obligations hereunder, including without limitation Landlord’s obligations under Articles 10 and 23 hereof. No transferee of Landlord’s interest in this Lease shall, as a consequence of the transfer, have personal liability for any obligations accruing under this Lease prior to such transfer, unless such transferee assumes the same in writing, but the transferee shall be responsible for all subsequently accruing obligations until subsequently relieved by a further transfer in accordance with this Article 20. The obligations to be performed by Landlord under this Lease shall be binding on the successors and assigns of Landlord’s interest in the Real Property, but only during the period of their respective ownership. None of Landlord’s or Tenant’s respective officers, directors, shareholders, employees, members, managers, partners, trustees, trustors and beneficiaries shall have any personal liability under this Lease, and Landlord and Tenant each hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant or Landlords, as the case may be.
ARTICLE 21
ENTRY RIGHTS
21.1.    Landlord’s Rights. Landlord and its employees and agents shall have the right to enter the Real Property at any time and without notice in the case of an emergency or when required by a Requirement, and otherwise at reasonable times on ten (10) days prior written

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

notice to Tenant; provided that any entry by Landlord shall not unreasonably interfere with Tenant’s operations, for the purposes of: (a) carrying out Landlord’s obligations under this Lease; (b) serving or posting and keeping posted thereon notices in connection with: (i) California Civil Code Section 3094, (ii) any other Requirement, or (iii) the transfer of any Permits; (c) showing the Real Property to prospective encumbrancers, tenants or purchasers; or (d) verifying Tenant’s compliance with its obligations, and/or effectuating Landlord’s rights and remedies, under this Lease. Subject to Section 21.3 below, the cost of any such activities conducted by or on behalf of Landlord shall be borne by Landlord. Landlord shall indemnify and hold harmless Tenant for any damage caused by Landlord or its employees or agents, or any other party claiming a right of access granted by Landlord, in connection with any such entry onto the Real Property.
21.2.    Environmental-Related Entries. Without limiting Landlord’s rights under any other applicable provision of this Lease, Landlord, any other party with a right of access granted by Landlord, and/or its/their respective employees and agents, shall also have the right, but not the obligation, at no cost to Tenant (except as set forth in Section 21.3 below), to enter the Real Property during the Term, at reasonable times on ten (10) days prior written notice to Tenant, without unreasonably interfering with the operations of Tenant or any Tenant Party, for the purposes of: (a) installing, accessing, maintaining, repairing, monitoring, testing, removing or replacing Landlord’s Remedial Equipment; (b) performing any Subsurface Investigations or Corrective Action for which Landlord is responsible on or about the Real Property; and (c) investigating, assessing or monitoring Tenant’s operations at the Real Property. Subject to Section 21.3 below, the cost of any such activities conducted by or on behalf of Landlord shall be borne by Landlord. Landlord shall indemnify, defend and hold harmless Tenant for any damage caused by Landlord and/or its employees and agents, or any other party with a right of access granted by Landlord, and/or its/their respective employees and agents, in connection with any such entry onto the Real Property.
21.3.    Cost Allocation. Any inspection at the Real Property pursuant to this Article 21 conducted by Landlord or by any third party at Landlord’s request shall be at no cost to Tenant except as provided elsewhere in this Lease or unless: (a) the inspection is requested or ordered by a Responsible Government Agency and is attributable to Tenant’s or any Tenant Party’s operation at the Property, or (b) the inspection results from or reveals the existence of a default under or breach of this Lease by Tenant, in which event Tenant shall reimburse Landlord for the cost of such inspection in accordance with the terms of this Lease, or if not specified, then within thirty (30) days following Landlord’s written demand. The Rent otherwise payable hereunder shall abate to the extent that Landlord’s or any other party’s activities conducted at the Real Property in accordance with this Article 21 interfere with normal business of Tenant or any Tenant Party at the Real Property.
ARTICLE 22
LEGAL COSTS
Except as otherwise provided in Section 23.16, in the event either Party hereto initiates

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

against the other any judicial or arbitration proceeding to recover Rent or to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Lease, including, without limitation, a proceeding in bankruptcy court, the prevailing Party in such proceeding shall be entitled to recover from the non-prevailing Party all costs, expenses (including consultant and expert witness fees) and reasonable attorneys’ fees relating to or arising out of such proceeding, including necessary related post-proceeding actions or appeals. The term “prevailing Party” shall mean the party determined by the court, agency, or other authority before which such suit or proceeding is commenced to be the prevailing Party. Without limiting the generality of the foregoing, if as a result of any breach or default on the part of either Party under this Lease the other Party incurs any costs or fees (including, without limitation, legal fees) in order to enforce the terms of this Lease, the defaulting Party shall reimburse the other Party, within thirty (30) days following demand, for any and all such costs and fees, whether or not any proceeding is instituted.
ARTICLE 23
ENVIRONMENTAL MATTERS
23.1.    Responsibility for Releases. Without affecting any indemnity protection or other contract rights that Landlord might have in relation to prior tenants or other third parties, Landlord shall be responsible and liable for any Release and performing, at its sole cost, any Corrective Action (i) for any Release at the Real Property identified on Exhibit L of the Agreement to Lease; (ii) for any Release which occurred prior to the Commencement Date or after the expiration or earlier termination of the Term regardless of when such Release is discovered; (iii) for any Release or Hazardous Substances or Fuel (including breakdown or degradation products) coming onto or threatening to come onto the air, surface, or subsurface Real Property from a source outside the boundaries of the Real Property; and (iv) for any Release of any oxygenate added to Fuel other than ethanol regardless of when such Release is discovered unless such other oxygenate is permitted for use in Fuel sold in California and Fuel containing such other oxygenate is in fact sold by Tenant or a Tenant Party at the Property. Except as provided in Section 23.3 below, Tenant shall be responsible and liable for any Release and performing, at its sole cost, Corrective Action required as a result of any Release at the Real Property occurring from the Commencement Date through and including the expiration or earlier termination of the Term regardless of when such Release is discovered.
23.2.    Allocation of Responsibility. The parties agree that the following rebuttable presumptions shall apply to determine the allocation of responsibility for any Release:
(a)    As to the nature and extent of any Releases which: (i) are “actually known by Landlord” as of the last day of Tenant’s Subsurface Investigation, (ii) are reported by Tenant to Landlord in writing within sixty (60) days of the last date permissible for Tenant’s Subsurface Investigation, or (iii) are identified as a result of work done to complete Landlord’s System Test Report, a rebuttable presumption shall exist that such Releases occurred prior to the Commencement Date. “Actually known by Landlord” means the actual knowledge, without independent inquiry or investigation, of the following employees of Landlord or Landlord

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Parties: Moshe Sassover, Barry Berkett, Robert Flesh, and Chris Panaitescu, Sr.; provided that Landlord shall be deemed to have “actually known” of all facts set forth in any Landlord Environmental Reports obtained by Landlord prior to the end of the time permissible for Tenant’s Subsurface Investigation.
(b)    As to the nature and extent of any Releases which are either discovered by Tenant or reported by Landlord to Tenant or any Responsible Government Agency in writing after the last permissible day of the Tenant’s Subsurface Investigation and through the last permissible day of the Landlord's Subsurface Investigation, a rebuttable presumption shall exist that such Releases occurred after the Commencement Date but on or before the expiration or earlier termination of the Term. Notwithstanding the foregoing, such presumption shall not apply to any contamination which is the responsibility and liability of Landlord as identified in Section 23.1 above.
23.3.    Commingled Release. If there is a post-Commencement Date Release that commingles with impacts from a pre-Commencement Date Release, then Landlord and Tenant shall negotiate in good faith to determine percent allocation of Corrective Action responsibilities. If the Landlord and Tenant cannot agree as to the allocation of responsibilities for Corrective Action at a Real Property with both pre-Commencement Date and post-Commencement Date Releases, the parties shall resolve their dispute in accordance with Section 23.16 below.
23.4.    Landlord's Obligation to Provide a System Test Report. Prior to one hundred twenty (120) days before the Anticipated Commencement Date, Landlord shall provide to Tenant the System Compliance Records for the prior three (3) years which are within Landlord’s possession or control. Prior to the Anticipated Commencement Date, Landlord shall use commercially reasonable efforts to provide to Tenant, at no cost to Tenant, a System Test Report based on results from testing completed no more than ninety (90) days prior to the Anticipated Commencement Date. Notwithstanding the foregoing, if Landlord becomes aware of a Release which occurs after Landlord has provided the System Test Report but prior to the Anticipated Commencement Date, then Landlord shall not have complied with its obligation to provide a System Test Report until Landlord notifies Tenant of the Release and provides Tenant with a System Test Report based on results from testing completed after the subject Release. Landlord shall be responsible and liable, at its sole cost, for any penalties or assessments from any Responsible Government Agency and for any maintenance, repairs or replacements to the Underground Tank System and/or Dispensers needed to obtain a System Test Report. If despite its commercially reasonable efforts, Landlord is unable to provide a System Test Report to Tenant prior to the Anticipated Commencement Date, Tenant may provide a System Test Report, with the cost of such System Test Report to be shared equally between Landlord and Tenant, as soon thereafter as practical, but in no event later than thirty (30) days after the Commencement Date.
23.5.    Tenant’s Obligation to Provide a System Test Report. Prior to one hundred twenty (120) days before the end of the Term, Tenant shall provide to Landlord the System Compliance Records for the prior three (3) years which are within Tenant’s possession or

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

control. At least two (2) days, but not more than thirty (30) days, prior to the expiration or earlier termination of the Term, Tenant shall deliver to Landlord a System Test Report based on results from testing completed not more than ninety (90) days prior to the expiration or earlier termination of the Term. If the time required to provide Landlord with a System Test Report is delayed beyond the expiration or earlier termination of the Term, then at Landlord’s option, and subject to Landlord’s rights set forth herein below, the Term shall be extended until the System Test Report is delivered to Landlord, and during such extended period Tenant shall pay Rent at the holdover rate set forth in Section 25.3 below and comply with all other obligations under this Lease through such extended period until Tenant fully discharges its obligation to provide a System Test Report. Notwithstanding anything in this Section to the contrary, if Tenant fails to timely provide the System Test Report under this Section, Landlord shall have the right, but not the obligation, to enter the Real Property on two (2) days advance notice to Tenant to perform, on Tenant’s behalf, the testing necessary for issuance of a System Test Report. Tenant shall reimburse Landlord for all costs incurred by Landlord in so doing, plus a ten percent (10%) administrative fee, within ten (10) days following Landlord’s demand therefor. Tenant shall be responsible and liable, at its sole cost, for any penalties or assessments from any Responsible Government Agency and for any maintenance, repairs or replacements to the Underground Tank System and/or Dispensers needed to obtain a System Test Report. Upon expiration or earlier termination of the Term and upon completion of the System Test Report, neither Tenant nor any Tenant Party shall remain the owner or operator of the Underground Tank System or the Dispensers and shall have no obligation, responsibility or liability to comply with Requirements applicable to owners and/or operators of Underground Tank System or Dispensers.
23.6.    Tenant’s Subsurface Investigation. For the purposes of determining the allocation of responsibility for Releases as set forth in Section 23.2 above, Tenant, at its cost, may conduct any Tenant Subsurface Investigation. At least ten (10) days prior to conducting any Tenant Subsurface Investigation, Tenant shall deliver to Landlord a written plan which shall set forth the scope of the proposed Tenant Subsurface Investigation, and, to the extent not already identified in the written plan, the names of the consultants, contractors and other persons who will provide the services, and the anticipated dates and times at which the work is expected to be performed. Notwithstanding the contents of any agreement between Tenant and any consultants, contractors or other persons, Tenant shall be responsible for all Tenant Subsurface Investigation work performed and all acts and omissions of such persons related to the Real Property, in accordance with Tenant’s indemnity obligations and other applicable provisions of this Lease. Notwithstanding the foregoing, to the extent any Release is identified as a result of the Tenant Subsurface Investigation which is attributable to Landlord, Landlord shall be responsible for disposal of material, debris or waste generated as a result of the Tenant Subsurface Investigation work, including identifying the Landlord as the generator of any material, debris or waste generated during or as a result of the Tenant Subsurface Investigation and Landlord shall indemnify, defend and hold harmless Tenant in accordance with Section 10.2 above. Landlord and its representatives shall have the right, but not the obligation, in Landlord's sole discretion and at Landlord's expense, to be present during and obtain split samples from the Tenant Subsurface Investigation. Tenant shall provide Landlord with a copy of any report issued by its consultants, contractors, laboratories and/or other persons in connection with the Tenant

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Subsurface Investigation within ten (10) days of Tenant’s receipt of such report. Landlord shall have the right, but not the obligation, in Landlord’s sole discretion and at Landlord’s expense, during the time period for the Tenant Subsurface Investigation, on reasonable notice to Tenant, to conduct (or have Tenant’s contractor conduct) additional subsurface investigation or evaluation work at the Real Property that Landlord deems appropriate. Landlord shall provide to Tenant, or otherwise make available to Tenant, a copy of any Landlord Environmental Report within ten (10) days after Landlord’s receipt of any such Landlord Environmental Report. If Tenant does not receive all such Landlord Environmental Reports at least sixty (60) days prior to the time period for commencement of the Tenant Subsurface Investigation, then this shall constitute good cause for the extension of the Tenant Subsurface Investigation pursuant to Section 1.27 hereof.
23.7.    Landlord’s Subsurface Investigation. For the purposes of determining the allocation of responsibility for Releases as set forth in Section 23.2 above, Landlord may, at its cost, conduct any Landlord Subsurface Investigation. At least ten (10) days prior to conducting any Landlord Subsurface Investigation, Landlord shall deliver to Tenant a written plan which shall set forth the scope of the proposed Landlord Subsurface Investigation, and, to the extent not already identified in the written plan, the names of the consultants, contractors and other persons who will provide the services, and the anticipated dates and times at which the work is expected to be performed. Notwithstanding the contents of any agreement between Landlord and any consultants, contractors or other persons, Landlord shall be responsible for all Landlord Subsurface Investigation work performed and all acts and omissions of such persons related to the Real Property, in accordance with Landlord’s indemnity obligations and other applicable provisions of this Lease. Notwithstanding the foregoing, to the extent any Release or threat of Release is identified as a result of the Landlord Subsurface Investigation which is attributable to Tenant, Tenant shall be responsible for disposal of material, debris or waste generated as a result of the Landlord Subsurface Investigation, including identifying the Tenant as the generator of any material, debris or waste generated during or as a result of the Landlord Subsurface Investigation and Tenant shall indemnify and defend Landlord in accordance with Section 10.1 above. Tenant and its representatives shall have the right, but not the obligation, in Tenant's sole discretion and at Tenant's expense, to be present during and obtain split samples from the Landlord Subsurface Investigation. Landlord shall provide Tenant with a copy of any final report issued by its consultants, contractors, laboratories and/or other persons in connection with the Landlord Subsurface Investigation work within ten (10) days of Landlord’s receipt of such report. Tenant shall have the right, but not the obligation, in Tenant’s sole discretion and at Tenant’s expense, during the time period for the Landlord Subsurface Investigation, on reasonable notice to Landlord, to conduct (or have Landlord’s contractor conduct) additional subsurface investigation or evaluation work at the Real Property that Tenant deems appropriate.
23.8.    Corrective Action Performed by Landlord or Others. Tenant acknowledges that, subject to Section 21.2 hereof, Landlord, or a prior tenant or any Landlord Party with a right of access granted by Landlord, may perform Corrective Action at the Real Property during the Term. No Corrective Action performed by Landlord or any Landlord Party with a right of access granted by Landlord shall unreasonably interfere with ongoing business being conducted by

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Tenant or any Tenant Party at the Real Property. Notwithstanding the foregoing, Tenant shall not be entitled to any abatement of Rent, nor shall Tenant be entitled to charge or demand that rent be paid to Tenant, due to the presence of any monitoring well or remediation equipment on the Real Property or Corrective Action at the Real Property by Landlord or any Landlord Party with a right of access granted by Landlord, except that the Rent otherwise payable hereunder shall abate to the extent that the exercise of such access or such Corrective Action by Landlord or any Landlord Party with a right of access granted by Landlord interferes with normal business of Tenant or any Tenant Party at the Real Property. Landlord or any Landlord Party with a right of access granted by Landlord performing Corrective Action at the Real Property shall have the right to utilize any borings, groundwater monitoring wells and other similar equipment that may have been installed by or on behalf of Tenant. Landlord or any Landlord Party with a right of access granted by Landlord, at its sole cost, shall promptly comply with applicable Requirements issued or imposed by any Responsible Government Agency, perform all Corrective Action necessary in response to a Release for which Landlord is responsible as provided in this Lease, and obtain any and all necessary Permits for the Corrective Action work; provided, however, that nothing in this Lease shall limit or restrict Landlord’s ability to reasonably contest any order of a Responsible Government Agency. Upon request, Landlord shall ensure that Tenant receives copies of all documents submitted to or received from any Responsible Government Agency related to the Corrective Action performed by Landlord or any Landlord Party with a right of access granted by Landlord. Tenant shall not be listed or identified as the generator or generating party on any Hazardous Substance manifests or similar transmittal and disposal documents for any material, debris or waste resulting from Landlord’s or any Landlord Party’s Corrective Action at the Real Property for which Tenant is not responsible, and Landlord or any Landlord Party with a right of access granted by Landlord, at its sole cost, shall promptly after the generation thereof dispose of all such material, debris or waste, including but not limited to Fuel and other Hazardous Substances, and any contaminated soil, drums, debris and groundwater, in compliance with applicable Requirements.
23.9.    Tenant’s Obligation to Prevent Releases. Without limiting Tenant’s obligations under this Lease, Tenant shall be solely responsible for investigating and assessing any Release or suspected or threatened Release arising out of Tenant’s use or occupancy of the Real Property, or from any activity, work or thing done by or on behalf of Tenant at and about the Real Property during the Term, and for performing Corrective Action for which Tenant is responsible hereunder and complying with applicable Requirements that pertain thereto. Landlord acknowledges that Tenant intends to store and dispense Fuel and Hazardous Substances from the Real Property. Notwithstanding such permitted use, Tenant shall take all available precautions to prevent the Release of Fuel and any other Hazardous Substance at and about the Real Property, as well as any migration of any Hazardous Substance into, across or off of the Real Property.
23.10.    Tenant's Post-Subsurface Investigation Period. Following the expiration of the time period permissible for the Tenant Subsurface Investigation and continuing throughout the Term, Tenant may perform any investigation permissible under the Tenant Subsurface Investigation (or any investigation demanded by a Responsible Government Agency) at or

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

around the Real Property as it deems necessary; provided, however, such investigation shall be reasonably coordinated with any investigation being conducted by, at the request of, or under a right of access granted by, Landlord, and shall be subject to the same requirements and procedures, including, without limitation, the rights of Landlord as are set forth in Section 23.6 above pertaining to any Tenant Subsurface Investigation.
23.11.    Corrective Action by Tenant. Tenant at its sole cost shall promptly comply with applicable Requirements issued or imposed by any Responsible Government Agency, and perform the Corrective Action necessary in response to a Release of Fuel or other Hazardous Substance for which Tenant is responsible as provided in this Lease; provided, however, that nothing in this Lease shall limit or restrict Tenant’s ability to reasonably contest any order of a Responsible Government Agency. Tenant shall obtain a “no further action” or “closure” letter or a “certificate of completion” from such Responsible Government Agency consistent with all Requirements as of the expiration or earlier termination of this Lease. The "no further action" or "closure" letter or "certificate of completion" shall not be conditioned upon the recording of any type of deed restriction or similar encumbrance against the Real Property, without the prior written consent of Landlord, which consent shall not unreasonably be withheld. Tenant at its sole cost shall obtain any and all Permits required to conduct any such activities, and Tenant shall use only professional engineers, geologists or hydro-geologists certified by the State of California and employed by qualified environmental consulting businesses. All Corrective Action shall be coordinated with, and shall be subject to the same requirements, procedures and prior written approval of Landlord as provided in this Lease for Subsurface Investigations. Upon request, Tenant shall arrange for Landlord to obtain copies of all communications to and from any Responsible Government Agency relating to any Corrective Action performed by Tenant or on its behalf. Tenant shall list itself as the generator or generating party on all Hazardous Substance manifests or similar transmittal and disposal documents for any material, debris or waste resulting from Tenant’s Corrective Action at the Real Property, and Tenant at its sole cost shall promptly after the generation thereof dispose of all such material, debris or waste, including but not limited to Fuel and other Hazardous Substances, and any contaminated soil, drums, debris and groundwater, in compliance with applicable Requirements. To the extent any Corrective Action is necessary in response to a Release of Fuel or other Hazardous Substance for which Tenant is responsible as provided in this Lease and to the extent that Tenant actually performs such Corrective Action, Tenant may be an eligible claimant under the California Underground Storage Tank Cleanup Fund established by the Barry Keene Underground Storage Tank Cleanup Trust Fund Act of 1989 (“the Fund”), and in such event, Tenant, at Tenant’s own expense, may pursue reimbursement under the Fund and Tenant will be the sole eligible claimant under the Fund for reimbursement for costs for Corrective Action actually performed by Tenant.
23.12.    Corrective Action Cooperation. At the request of either Party and to the extent necessary, designated representatives of Landlord and Tenant shall meet in person or by telephone to coordinate in good faith any Corrective Action at the Real Property.
23.13.    Conclusion of Work. Unless otherwise requested by Landlord in writing and authorized by the Responsible Government Agency, on completion of all necessary Corrective

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Action for which Tenant is responsible for under this Lease, Tenant at its sole cost shall: (a) cause any excavations to be returned to their original grade; (b) compact the soil to ninety percent (90%), fill and level all ditches, ruts and depressions, if any, caused by the Corrective Action, and obtain appropriate written compaction reports; (c) remove all Corrective Action-related equipment; (d) remove and properly dispose of all material, debris or waste resulting therefrom; and (e) close and properly seal and abandon any ground water monitoring or extraction wells installed on or off the Real Property, all in compliance with applicable Requirements. Tenant shall promptly provide Landlord with copies of all compaction and other generated reports, and obtain and deliver to Landlord a copy of any “no further action” or “closure” letter or “certificate of completion” obtained from the appropriate Responsible Government Agency.
23.14.    Failure to Remove Corrective Action-related Items or Complete Corrective Action before Expiration of Term. If Tenant fails to remove all of Tenant’s Corrective Action-related Alterations and equipment located at the Real Property that Tenant is required to remove pursuant to this Lease, or if Tenant fails to complete any Corrective Action required by this Lease prior to the expiration or earlier termination of the Term, and if such failure prevents or otherwise materially impairs either: (a) Landlord’s or any future tenant’s ability to fully utilize the Property, or (b) Landlord’s ability to realize the full rental value of the Property for continued use for the retail sale of Fuel despite good faith efforts by landlord to relet the Property, as reasonably determined by Landlord, then, in addition to the other rights and remedies available to Landlord, the Term shall be extended until Tenant fully discharges such obligations, and Tenant shall pay Rent at the holdover rate set forth in Section 25.3 below and comply with all other obligations under this Lease through the earlier to occur of (i) the date when Tenant fully discharges such obligations and (ii) the date when Tenant’s access no longer materially impairs Landlord’s or any future tenant’s ability to fully utilize the Property; provided, however, the foregoing right of Landlord to extend the Term and charge Tenant the holdover rate shall not be triggered: (i) by reason of the mere presence of any Tenant monitoring well or ground water remediation well located on the Real Property, or any gauging, sampling or bailing in connection therewith, but Tenant will, at Tenant’s sole cost, relocate any such wells if required to accommodate Landlord’s or any future tenant’s use and enjoyment of the Real Property for retail sale of Fuel or (ii) if the Lease is terminated because of a default or breach by Landlord. Landlord hereby grants to Tenant and Tenant’s employees and agents, the right to enter the Real Property after the expiration or earlier termination of the Term, at reasonable times on prior notice to Landlord, provided that any entry by Tenant shall not unreasonably interfere with Landlord’s operations, for the purposes of: (a) performing Corrective Action; (b) performing any work permissible under the Tenant Subsurface Investigation; or (c) investigating or assessing any Release that occurred or Landlord contends occurred during the Term.
23.15.    Notification of Release or other Compliance Issues. If Tenant knows or has reasonable cause to suspect that a Release of a reportable quantity has occurred on or after the Commencement Date, Tenant shall provide Landlord with a copy of any notification sent by Tenant to the appropriate Responsible Government Agency regarding any such Release or suspected Release. Tenant shall also keep Landlord apprised of any Corrective Action required

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

in connection with any such Release or suspected Release as provided in Section 23.11. If any work performed to generate a System Test Report by or on behalf of Tenant on an Underground Tank System, or portion thereof, reveals the existence of a Release of a reportable quantity or suspected Release of a reportable quantity from or defect in any tank, piping or related equipment, or the presence or suspected presence of any soil, air, surface water or groundwater contamination, Tenant shall, within ten (10) days after receipt of such test results, deliver to Landlord a copy of the test results, including, without limitation, the System Test Report and other applicable System Compliance Records reasonably requested by Landlord and follow-up documents related thereto, including, without limitation, all correspondence (whether to or from a Responsible Government Agency, Tenant or a third party), reports and further test results related thereto. Notwithstanding the foregoing, any correspondence or communications related to Tenant’s Corrective Action are governed by Section 23.11 above. Upon termination of this Lease, Tenant shall provide Landlord a list of any Corrective Actions for which Tenant is responsible relating to the Property and any reportable Releases of which Tenant has knowledge relating to the Property which are not the subject of a Corrective Action.
23.16.    Dispute Resolution. Any dispute between the parties with respect to obligations, responsibilities and liabilities for any Release and/or Corrective Action shall be referred to a third-party qualified environmental consultant with experience in working on legal disputes of this type, to be selected by the Parties as set forth in this Section 23.16 (the “Consultant”), who shall determine responsibility, and where appropriate, allocate percentage responsibility and liability. Tenant shall provide Landlord with a list of three (3) potential consultants acceptable to Tenant, and Landlord shall provide Tenant with a list of three (3) potential consultants acceptable to Landlord. If Landlord and Tenant cannot agree upon the Consultant within ten (10) days, then each party shall choose one consultant from its own list, and the two consultants so chosen shall select the Consultant to resolve the dispute. The Consultant shall consider all information submitted to it by Tenant and Landlord to make the final determination, but shall not perform additional on-site studies or evaluations unless agreed to by Landlord and Tenant. The Consultant shall issue a written opinion setting forth his or her determination within forty-five (45) days after submission by the Parties. The Consultant’s determination shall be final and binding, except that, if the matter in controversy involves potential clean-up costs or third-party liability in excess of [**REDACTED**] as determined by the Consultant, then either Party may appeal the determination of the Consultant, solely as to matters of law, to a single JAMS arbitrator in Los Angeles, California. Any such notice of appeal must be filed within thirty (30) days after the Party filing the notice of appeal receives the written opinion of the Consultant. The arbitration shall be administered by JAMS pursuant to JAMS’ Streamlined Arbitration Rules and Procedures (the “JAMS Rules”). If the Parties cannot agree upon an arbitrator within thirty (30) days of the filing of the notice of appeal, then an arbitrator with experience with respect to disputes of this type shall be selected in accordance with the JAMS Rules. The arbitrator shall render a decision within forty-five (45) days after submission by the Parties. The arbitrator’s decision shall be final and binding. Notwithstanding anything to the contrary set forth in Article 22 hereof, the Parties shall share equally the costs of the Consultant and the arbitrator, but shall each be responsible for their own attorneys’ fees and other costs in connection with such determination or any appeal thereof. The Parties hereto agree that neither Party shall use such

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Consultant or the firm or company with which the Consultant is affiliated for any other purpose except making determinations under this Section 23.16 and Section 23.16 of any Affiliated Lease, for a period of three (3) years after the Consultant’s last determination between the Parties under this Section 23.16 or Section 23.16 of any Affiliated Lease. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
ARTICLE 24
EXCLUSIVE NEGOTIATING PERIOD
24.1.    Exclusive Negotiating Period. If at any time during the term of this Lease, Landlord desires to sell or otherwise transfer all or any part of the Property, Landlord shall provide written notice of Landlord’s desire to Tenant and enter into negotiations with Tenant regarding such opportunity. During the [**REDACTED**] period following Tenant’s receipt of such notice, Landlord shall negotiate exclusively with Tenant regarding such opportunity and shall not solicit or accept bids from any other party or advise any other party that the Property or any part of the Property is potentially available for sale, lease or transfer. If Landlord and Tenant have not reached a mutually satisfactory agreement by the end of such [**REDACTED**] period, Landlord shall be free to negotiate with any third party regarding such opportunity and to enter into any agreement with any third party with regard to such opportunity on such terms as may be acceptable to Landlord. This Section 24.1 shall not apply to any unsolicited offer to purchase the Property received by Landlord. This Section 24.1 shall not apply to any transfers to affiliates of Landlord or to individual owners (or members of the families of the individual owners, or trusts for their benefit) of Landlord if the transferee agrees to be bound by the provisions of this Lease including this Section 24.1. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
ARTICLE 25
MISCELLANEOUS
25.1.    Arbitration. Except with regard to environmental matters, which shall be governed solely by Articles 10 and 23 hereof, and except with respect to any dispute in which Landlord is seeking to exercise any unlawful detainer rights or remedies to gain possession of the Property, any dispute, claim or controversy arising out of or relating to this Lease or the breach, termination, enforcement, interpretation or validity thereof, where the amount in controversy involves [**REDACTED**] or less, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in Los Angeles, California, before one arbitrator. The arbitration shall be administered by JAMS pursuant to JAMS’ Streamlined Arbitration Rules and Procedures (the “JAMS Rules”), except that no discovery shall be allowed. If the Parties cannot agree upon an arbitrator within thirty (30) days of the filing of the notice of arbitration, then the arbitrator shall be selected in accordance with the JAMS Rules. The arbitrator shall render a decision within forty-five (45) days after submission by the Parties. The arbitrator’s decision shall be final and binding. Judgment on the award may be entered in any

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

court having jurisdiction. In no event shall the arbitrator’s decision or judgment be deemed to have precedential value. This Section 25.1 shall not preclude Parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
25.2.    No Partnership, Agency. Anything contained herein to the contrary notwithstanding, neither party shall be deemed in any way or for any purpose a partner, employee, agent or joint venturer of the other in the conduct of either party’s business, or otherwise.
25.3.    Holding Over. Should Tenant, without Landlord’s prior written consent, holdover after the expiration or earlier termination of the Term, Tenant shall become a lessee on a month-to-month basis only. Any such holding over shall not constitute an extension or renewal of the Term, and Landlord expressly reserves the right to require Tenant to surrender possession of the Property to Landlord as provided in this Lease on the expiration or earlier termination of the Term. Notwithstanding anything to the contrary herein, during any such holdover period, Tenant shall pay Rent in advance at the rate of: (i) [**REDACTED**] of the Base Rent in effect immediately prior to such expiration or earlier termination, plus (ii) Additional Rent. All obligations of Tenant under this Lease shall remain in full force and effect during any such holdover period. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
25.4.    Successors and Assigns. All of the covenants, conditions and provisions of this Lease shall be binding on and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives and permitted successors and assigns.
25.5.    Notices. Any notice, approval, demand, consent or other communication (each, a “Notice”) herein required or permitted to be given shall be in writing and shall be either personally delivered, or sent by reputable overnight delivery service (e.g., Federal Express, U.P.S.) or by United States registered or certified mail, with postage prepaid and properly addressed. Any Notice delivered or sent as provided for in the preceding sentence shall be deemed to have been given on receipt or refusal of receipt by the intended recipient. For the purposes hereof, the addresses of the parties shall be as follows (though a party may change its notice address on fifteen (15) days advance written notice to the other party):
Landlord:
c/o Thrifty Oil Co.
13116 E. Imperial Highway
Santa Fe Springs, CA 90670
Attn: Barry W. Berkett

with a copy to:

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

Donfeld & Rollman
11355 W. Olympic Boulevard, Suite 200
Los Angeles, CA 90064
Attn: Fredric A. Rollman, Esq.

Tenant:            Tesoro Refining and Marketing Company
19100 Ridgewood Parkway
San Antonio, TX 78259
Attn: Senior Vice President Marketing

with a copy to:

Tesoro Refining and Marketing Company
19100 Ridgewood Parkway
San Antonio, TX 78259
Attn: General Counsel

Any email notice for past due amounts to be sent to
Kim Lewison at k.lewison@tsocorp.com, William Hampton at William.M.Hampton@tsocorp.com, Brad Groneman at Brad.J.Groneman@tsocorp.com, and Brooks Meltzer at Brooks.A.Meltzer@tsocorp.com

25.6.    Brokers. Except for such brokers, finders, advisors or similar parties which either party may have separately employed pursuant to a written agreement (and for which such party will be solely liable), each party warrants and represents that it has not had dealings with any brokers or finders in connection with this Lease, and that it knows of no person or entity claiming under it who is or may be entitled to a brokerage commission, finder’s fee or other like payment in connection with this Lease, and each such party hereby indemnifies and agrees to defend and hold the other party harmless from and against any and all loss, liability and expense that the other party may incur should such warranty and representation prove incorrect.
25.7.    Waivers and Consents. Landlord’s failure to take advantage of any default or breach of covenant on the part of Tenant shall not be, or be construed as a waiver thereof, nor shall any custom or practice which may grow up between the parties in the course of administering this instrument be construed to waive or lessen the right of Landlord to insist on the performance by Tenant of any term, covenant or condition of this Lease, or to exercise any rights given Landlord on account of any such default. A waiver of a particular breach or default shall not be deemed to be a waiver of the same or any other subsequent breach or default. The acceptance of Rent under this Lease shall not be, nor be construed to be, a waiver of any breach of any term, covenant or condition of this Lease. Any consent from Landlord must be in writing. Landlord’s consent to or approval of any act by Tenant requiring Landlord’s consent or approval shall not be deemed to render unnecessary the obtaining of Landlord’s consent to or approval of

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

any subsequent act of Tenant, whether or not similar to the act previously so consented to or approved by Landlord.
25.8.    No Surrender. No act or thing done by Landlord or Landlord’s agents during the Term shall be deemed to be Landlord’s acceptance of a surrender of the Property, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord’s agents shall have any power to accept the keys to the Real Property prior to the expiration or earlier termination of the Term, and the delivery of the keys to any such employee or agent shall not operate as a termination of the Term or a surrender of the Property. If Tenant at any time desires to have Landlord sublet, or attempt to sublet, the Property for Tenant’s account, Landlord or Landlord’s agents are authorized to receive said keys for such purposes without releasing Tenant from any of Tenant’s obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss or damage to any of Tenant’s Property or Tenant’s Excluded Property in connection with such subletting or attempted subletting.
25.9.    Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Lease, and such other provisions shall remain in full force and effect.
25.10.    Time of Essence. Time is of the essence with respect to the performance of each and every provision of this Lease.
25.11.    No Option. The submission of this Lease by Landlord or its agents for examination or execution by Tenant does not constitute an option or offer to Tenant to lease the Property, nor a reservation of the Property in favor of Tenant, it being intended hereby that this Lease shall only become effective on its execution and delivery by both Landlord and Tenant.
25.12.    Execution in Counterparts. This Lease may be executed in several counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument.
25.13.    Tenant Entity; Authority. If Tenant is a corporation, partnership or limited liability company, Tenant hereby covenants and warrants that: (a) Tenant is a duly qualified corporation, partnership or limited liability company, as the case may be, and that all steps have been taken prior to the date of this Lease to qualify Tenant to do business in California, (b) the individual(s) executing this Lease on behalf of Tenant have been duly authorized therefor, (c) the execution and delivery of this Lease, and the consummation of the transactions contemplated herein, have been duly authorized and approved by all requisite action of Tenant. Furthermore, Tenant represents and warrants to Landlord that no other authorizations or approvals are necessary to enable Tenant to enter into and comply with the terms of this Lease, and Tenant’s execution, delivery and performance of this Lease and such other instruments and documents to be executed and delivered in connection herewith do not, and will not, result in any violation of or conflict with applicable Requirements or provisions of any other agreement of Tenant, or any

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

mortgage, deed of trust, indenture, lease, security agreement or other instrument, covenant, obligation or agreement to which Tenant is subject.
25.14.    Headings. The headings of the Sections of this Lease have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Lease, or be used in any manner in the interpretation of this Lease.
25.15.    Prior Understandings. This Lease (including the Exhibits hereto and all documents and instruments to be delivered pursuant hereto), together with the Agreement to Lease (including the Exhibits thereto and all documents and instruments to be delivered pursuant thereto), collectively supersede all negotiations, stipulations, understandings, agreements, representations and warranties, if any, with respect to such subject matter, which precede the execution and delivery of the same.
25.16.    Governing Law and Jurisdiction. This Lease shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the State of California. The parties to this Lease agree that the exclusive jurisdiction and venue for any and all litigation arising out of this Lease shall be the courts of the State of California sitting in Los Angeles County or the Federal District Court for the Central District of California. By its execution and delivery of this Lease, and except as set forth herein, each party accepts, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts for any litigation.
25.17.    Drafting Ambiguities. Each party to this Lease and its legal counsel have reviewed and revised this Lease. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or of any Exhibits to this Lease.
25.18.    Survival of Representations, Warranties, Covenants, and Indemnities. For all purposes of this Lease, all representations, warranties, covenants and indemnities made by either party to this Lease shall be deemed to have been made on the date of this Lease and at the other times specified herein, and shall survive the expiration or earlier termination of the Term. Furthermore, the expiration or earlier termination of the Term shall not relieve Tenant of any obligations which accrued prior to, or which by their nature are intended to survive after, the expiration or earlier termination of the Term.
25.19.    Quiet Enjoyment. Landlord agrees that Tenant shall lawfully and quietly hold, occupy and enjoy the Real Property and Tenant’s rights therein during the Term without hindrance or molestation by Landlord or any person lawfully claiming under Landlord, subject to payment by Tenant of the Rent and Tenant’s observance and performance of all covenants, conditions and provisions on Tenant’s part to be observed and performed under this Lease.
25.20.    Force Majeure. Neither party shall be in default under this Lease for failure to perform any non-monetary obligation (as defined herein below) due to strikes, delays caused by a governmental or quasi-governmental entity, riots or civil commotion, shortage of materials or

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

natural resources or labor, acts of God or any other cause beyond the reasonable control of the performing party; provided, however, a change in applicable Requirements shall not constitute an event of force majeure. As a condition to claiming non-performance due to force majeure, within thirty (30) days after the onset of the force majeure event, the party from whom performance is due shall notify the other party in writing of such fact, which notice shall describe with specificity the force majeure event. Failure to give such written notice promptly will be deemed a waiver of any right to assert a force majeure defense with respect to the event in question. If a written notice is properly and timely given, the performing party’s performance will be extended for each day that performance is delayed by reason of such force majeure event; provided, however, that if the party who is not alleging the occurrence of a force majeure in good faith disputes that such a force majeure event has occurred, the party claiming the occurrence of a force majeure event shall have the burden to prove to the non-claiming party’s reasonable satisfaction that the such force majeure event: (a) has occurred, (b) was not a result of such claiming party’s or its agents’ fault or negligence, and (c) could not have been avoided by due diligence or the use of reasonable efforts of such claiming party or its agent. For purposes hereof, a “non-monetary obligation” is an obligation that cannot be discharged by payment of money. Neither this Section 25.20 nor any other provision of this Lease shall serve to excuse or delay a party’s performance of a monetary obligation due to an event of force majeure.
25.21.    Further Acts. At any time before or after the Commencement Date, and without additional consideration, each party agrees to execute, acknowledge and deliver to the other party any further assurances, documents and instruments reasonably requested by the other party, and take any other action consistent with the terms of this Lease, that may be reasonably requested by the other party for the purpose of effectuating or carrying out any of the terms of this Lease.
25.22.    Lender Changes. Subject to Section 8.7 of the Agreement to Lease, should any current or prospective lender or ground lessor of Landlord for the Real Property require any modification of this Lease, which modification will not cause a material increase in costs or expenses to Tenant under this Lease or in any other way materially and adversely change the rights and obligations of Tenant under this Lease, then in such event Tenant agrees that it will not unreasonably withhold its consent to any such changes, and that, subject to such consent by Tenant, shall execute whatever documents are required therefor and deliver the same to Landlord within thirty (30) days following the request therefor.
25.23.    Billboards and Antennae. Landlord reserves the right to maintain and to receive all income from any and all billboards (which does not include any billboards or other signage advertising any business at the Real Property) and “antennae” (and for purposes of this Lease, the term “antennae” shall include cell sites) at the Real Property on the Commencement Date, subject to the provisions of this Section 25.23. Tenant agrees that Landlord and its billboard and antennae lessees and their respective employees, agents, successors, assigns, licensees and designees shall have a right to maintain billboard(s) or antennae on the Real Property at such places as such billboards and antennae are located on the Real Property as of the Commencement Date. Tenant shall, without any abatement, reduction or offset of Rent, grant Landlord and

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

future users and owners and operators of such billboards and antennae access that is reasonable and customary in the billboard and antennae industries from time to time (including to the roof of any building at the Real Property) for the purposes of maintaining, repairing or replacing billboards and antennae, and placing advertisements on such billboards, and for the purpose of discharging Landlord’s obligations under this Section 25.23, provided business operations of Tenant or any Tenant Party are not materially disturbed. Landlord and future users and owners and operators of such billboards and antennae shall also have the right to utilize existing electrical power sources at the Real Property for purposes of powering such billboards and antennae, provided that Landlord shall be responsible for all electrical costs associated therewith (including the cost of installing a separate meter, if necessary). Except as provided below, Landlord shall retain the right to extend the term of any existing billboard and antennae agreements, and to enter into new agreements to lease or license all such billboards and antennae to others, and to receive all rental and other payments attributable thereto without sharing the same with Tenant. Any upgrade (including but not limited to upgrading to an electronic billboard), increase in size, or replacement of an existing billboard shall require the prior written consent of Tenant, which consent shall not unreasonably be withheld. If an electronic billboard is installed, [**REDACTED**]. Landlord shall at its expense maintain or cause to be maintained such billboards and antennae in safe and good condition and repair. Any billboard agreements shall prohibit the billboard(s) from displaying advertising of a convenience store or service station competitor of Tenant, and advertising of an offensive subject matter, as reasonably determined by Landlord and Tenant. Tenant shall not install any billboards or antennae at the Real Property without the prior written consent of Landlord, which consent shall not unreasonably be withheld (but may be conditioned upon Tenant’s agreement to remove the same upon the execution or earlier termination of this Lease). Notwithstanding the foregoing, nothing herein shall prevent Tenant in its sole discretion (but subject to applicable Requirements) from installing or displaying signage advertising the business of Tenant or any Tenant Party at the Real Property. [**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]
25.24.    Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent, and Tenant hereby expressly waives the benefit of any statute to the contrary.
25.25.    Landlord’s Reservations. Landlord reserves the right to grant, with Tenant’s prior written consent, which consent shall not unreasonably be withheld, such easements, rights and dedications as Landlord deems necessary or appropriate, and to cause the recordation of parcel maps and restrictions, with respect to the Property so long as any such easements, rights, dedications, maps or restrictions do not unreasonably interfere with Tenant’s permitted use of the Property as set forth in Section 6.1 above.
25.26.    Days. Unless otherwise specifically indicated to the contrary, the word “days” as used in this Lease shall mean and refer to calendar days. The term “business days” shall mean all weekdays, Monday through Friday, except Federal legal holidays.

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

25.27.    Modification. This Lease may be amended or otherwise modified only by a written instrument executed by both parties hereto.
25.28.    Interpretation. When required by the context, any term defined in this Lease in the singular number shall also include the plural, and any reference to the masculine gender shall also include the feminine and neuter genders, and vice versa.
25.29.    No Third Party Beneficiaries. Nothing in this Lease shall confer any rights or remedies under or by reason of this Lease on any party other than Landlord and Tenant and their respective successors and assigns, nor shall anything in this Lease relieve or discharge the obligation or liability of any third party to either Landlord or Tenant, as applicable, nor shall any provision of this Lease give any third party any right of subrogation or action over or against either Landlord or Tenant.
25.30.    Memorandum of Lease. The parties agree that this Lease shall not be recorded. At any time following the Commencement Date, and promptly following Tenant’s written request to Landlord, Landlord and Tenant shall each execute and cause to be acknowledged a memorandum of this Lease in the form of Exhibit D attached to the Agreement to Lease (the “Memorandum”), which Memorandum shall be recorded at Tenant’s sole cost in the official records of the County in which the Real Property is located, and promptly following such recording Tenant shall supply to Landlord a conformed copy of the recorded Memorandum. Within thirty (30) days after Landlord’s request, Tenant shall execute and cause to be acknowledged and delivered to Landlord, at the expiration or earlier termination of the Term, a Termination of Lease, in recordable form, terminating the Memorandum and any and all rights of Tenant thereunder; Tenant’s obligation to execute, acknowledge and deliver such document shall survive the expiration or earlier termination of the Term.
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SIGNATURE PAGE FOLLOWS]

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934**]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed and delivered this Lease as of the date first set forth above.

LANDLORD:
a

By:
Name:
Title:

By:
Name:
Title:

TENANT:                    TESORO REFINING AND MARKETING
COMPANY, a Delaware corporation

By:
Name:
Title: